FRANKLIN REAL RETURN FUND

IMPORTANT SHAREHOLDER INFORMATION
These materials are for a Special Meeting of Shareholders of the Franklin Real Return Fund (the “Real Return Fund”) scheduled for November 22, 2019, at 1:00 p.m., Pacific time.  These materials discuss a proposal to be voted on at the meeting and contain a Notice of Special Meeting of Shareholders, a Prospectus/Proxy Statement, and a proxy card.  A proxy card is, in essence, a ballot.  When you complete a proxy card, it tells us how you wish the individuals named on your proxy card to vote on important issues relating to the Real Return Fund.  If you complete, sign and return a proxy card, we’ll vote your proxy exactly as you tell us.  If you simply sign and return a proxy card without indicating how your shares are to be voted, we’ll vote your proxy FOR the proposal, which is in accordance with the Board of Trustees’ recommendation on page 10 of the Prospectus/Proxy Statement.
We urge you to review carefully the proposal in the Prospectus/Proxy Statement.  Then, fill out the proxy card and return it to us so that we know how you would like to vote.  When shareholders return their proxy cards promptly, additional costs of having to conduct additional solicitations or mailings may be avoided.
PLEASE COMPLETE, SIGN AND RETURN the proxy card you receive.
We welcome your comments.  If you have any questions, call Fund Information at:
(800) DIAL BEN® or (800) 342-5236.

TELEPHONE AND INTERNET VOTING
For your convenience, you may be able to vote by telephone or, if eligible, through the Internet, 24 hours a day.  If your account is eligible to vote through the Internet, separate instructions are enclosed.

FRANKLIN REAL RETURN FUND
One Franklin Parkway
San Mateo, California 94403-1906

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on November 22, 2019
To the Shareholders of the Franklin Real Return Fund:
NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of the Franklin Real Return Fund (the “Real Return Fund”), a series of Franklin Investors Securities Trust (the “Trust”), will be held at the offices of the Trust, One Franklin Parkway, San Mateo, California 94403-1906, on November 22, 2019, at 1:00 p.m., Pacific time.  The Meeting is being called for the following purposes:
1. To approve a Plan of Reorganization (the “Plan”) between the Real Return Fund and the Franklin Total Return Fund (the “Total Return Fund”), another series of the Trust, that provides for:  (i) the acquisition of substantially all of the assets of the Real Return Fund by the Total Return Fund in exchange solely for shares of the Total Return Fund, (ii) the distribution of such shares to the shareholders of the Real Return Fund, and (iii) the complete liquidation and dissolution of the Real Return Fund.
2. To transact such other business as may properly come before the Meeting.
A copy of the form of the Plan, which more completely sets forth the terms of the proposed reorganization of the Real Return Fund into the Total Return Fund, is attached as Exhibit A to the Prospectus/Proxy Statement.
Shareholders of record as of the close of business on September 13, 2019, are entitled to notice of, and to vote at, the Meeting and any adjournment of the Meeting.
By Order of the Board of Trustees of the Trust,
Steven J. Gray
Co-Secretary

September 16, 2019

You are invited to attend the Meeting, but if you cannot do so, the Board of Trustees of the Trust, on behalf of the Real Return Fund, urges you to complete, date, sign, and return the enclosed proxy card in the enclosed postage-paid return envelope.  It is important that you return your signed proxy card promptly so that a quorum may be ensured at the Meeting.  You may revoke your proxy at any time before it is exercised by the subsequent execution and submission of a revised proxy card, by giving written notice of revocation to the Real Return Fund at any time before the proxy is exercised, or by voting in person at the Meeting.  You may also be able to vote by touch-tone telephone by calling the telephone number printed on your proxy card and following the recorded instructions.  In addition, if your account is eligible, you also may vote through the Internet by visiting the website printed on your proxy card and following the online instructions.

Prospectus/Proxy Statement

When reading this Prospectus/Proxy Statement, you will notice that certain terms are capitalized.  The more significant of those capitalized terms are explained in our glossary section at the back of the Prospectus/Proxy Statement.
TABLE OF CONTENTS

i

INFORMATION ABOUT THE TRANSACTION	27
How will the Transaction be carried out?	27
Who will pay the expenses of the Transaction?	28
What should I know about the Total Return Fund Shares?	29
What are the capitalizations of the Funds and what might the Total Return Fund’s capitalization be after the Transaction?	29
COMPARISONS OF INVESTMENT GOALS, STRATEGIES, POLICIES AND RISKS	30
How do the investment goals and strategies of the Funds compare?	30
How do the fundamental investment policies of the Funds differ?	32
What are the principal investment risks associated with investments in the Funds?	34
FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION	38
INFORMATION ABOUT THE FUNDS	42
FURTHER INFORMATION ABOUT THE FUNDS	42
VOTING INFORMATION	44
How many votes are necessary to approve the Plan?	44
How do I ensure my vote is accurately recorded?	44
May I revoke my proxy?	45
What other matters will be voted upon at the Meeting?	45
Who is entitled to vote?	45
How will proxies be solicited?	45
Are there dissenters’ rights?	46
PRINCIPAL HOLDERS OF SHARES	47
SHAREHOLDER PROPOSALS	47
ADJOURNMENT	48
GLOSSARY	49
EXHIBITS TO THE PROSPECTUS/PROXY STATEMENT	50
A. Form of Plan of Reorganization
B. Financial Highlights of the Real Return Fund and Total Return Fund
C. Principal Holders of Securities

ii

PROSPECTUS/PROXY STATEMENT
Dated September 16, 2019

Acquisition of Substantially All of the Assets of
FRANKLIN REAL RETURN FUND

By and in Exchange for Shares of

FRANKLIN TOTAL RETURN FUND
(each a series of Franklin Investors Securities Trust) (the “Trust”)

This Prospectus/Proxy Statement solicits proxies to be voted at a Special Meeting of Shareholders (the “Meeting”) of the Franklin Real Return Fund (the “Real Return Fund”).  At the Meeting, shareholders of the Real Return Fund will be asked to approve a Plan of Reorganization (the “Plan”).  If the Real Return Fund shareholders vote to approve the Plan, substantially all of the assets of the Real Return Fund will be acquired by the Franklin Total Return Fund (the “Total Return Fund”) in exchange for Class A, Class C, Class R6 and Advisor Class shares of the Total Return Fund.
The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The Meeting will be held at the offices of the Trust, One Franklin Parkway, San Mateo, California 94403-1906, on November 22, 2019, at 1:00 p.m., Pacific time.  You can reach the offices of the Trust by calling (800) 342-5236.  The Board of Trustees of the Trust (the “Board”), on behalf of the Real Return Fund, is soliciting these proxies.  This Prospectus/Proxy Statement will first be sent to shareholders on or about October 4, 2019.
If the Real Return Fund shareholders vote to approve the Plan, you will receive Class A, Class C, Class R6 and/or Advisor Class shares of the Total Return Fund of equivalent aggregate net asset value (“NAV”) to your investment in the corresponding class of shares of the Real Return Fund.  The Real Return Fund will then be liquidated and dissolved.
The Real Return Fund and the Total Return Fund (each, a “Fund” and, collectively, the “Funds”) have different investment goals, but the Funds have some similar principal investment strategies and both are managed in a similar fashion by Franklin Advisers, Inc. (“FAV”).  The Funds have the same investment management fee schedule (although the Total Return Fund pays a lower management fee as a result of reaching lower breakpoints in the fee schedule).  The Total Return Fund has lower annual fund operating expenses (both before and after fee waivers) for all share classes except Class R6 shares (a four basis point increase after fee waivers), larger asset size and stronger long-term performance than the Real Return Fund, which are discussed in more detail below.  The Real Return Fund’s investment goal is total return that exceeds the rate of inflation over an economic cycle.  The Total Return Fund’s investment goal is high current income, consistent with preservation of capital, and, as a secondary goal, capital appreciation over the long term.

This Prospectus/Proxy Statement includes information about the Plan and the Total Return Fund that you should know before voting on the Plan, which, if approved, could result in your investment in the Total Return Fund.  You should retain this Prospectus/Proxy Statement for future reference.  Additional information about the Real Return Fund, the Total Return Fund and the proposed transaction has been filed with the U.S. Securities and Exchange Commission (“SEC”) and can be found in the following documents:
•
The Prospectus of the Real Return Fund – Class A, Class C, Class R6 and Advisor Class shares dated March 1, 2019, as supplemented to date (the “Real Return Fund Prospectus”), which is incorporated herein by reference and considered a part of this Prospectus/Proxy Statement.

•
The Prospectus of the Total Return Fund – Class A, Class C, Class R, Class R6 and Advisor Class shares dated March 1, 2019, as supplemented to date (the “Total Return Fund Prospectus”), which is enclosed herewith, incorporated herein by reference and considered a part of this Prospectus/Proxy Statement.

•
A Statement of Additional Information (“SAI”), dated September 16, 2019, relating to this Prospectus/Proxy Statement, which has been filed with the SEC, is incorporated herein by reference and considered a part of this Prospectus/Proxy Statement.

You may request a free copy of the SAI relating to this Prospectus/Proxy Statement or the Real Return Fund Prospectus or the Total Return Fund Prospectus without charge by calling (800) DIAL-BEN or by writing to Franklin Templeton at One Franklin Parkway, San Mateo, CA 94403-1906.

SUMMARY
This is only a summary of certain information contained in this Prospectus/Proxy Statement.  You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the form of the Plan (attached as Exhibit A) and the Total Return Fund Prospectus (enclosed).
What am I being asked to vote upon?
Shareholders of the Real Return Fund are being asked to approve the Plan that provides for:  (1) the acquisition of substantially all of the assets of the Real Return Fund by the Total Return Fund in exchange solely for shares of the Total Return Fund; (2) the distribution of such shares to the shareholders of the Real Return Fund; and (3) the complete liquidation and dissolution of the Real Return Fund.
What will happen if shareholders approve the Plan?
If the Real Return Fund’s shareholders vote to approve the Plan, then shareholders of the Real Return Fund will become shareholders of the Total Return Fund on or about January 31, 2020 and will no longer be shareholders of the Real Return Fund.  Shareholders of the Real Return Fund will receive Class A, Class C, Class R6 and Advisor Class shares of the Total Return Fund (“Total Return Fund Shares”) with an aggregate NAV equivalent to their investment in the corresponding class of shares of the Real Return Fund as noted in the chart below.
Real Return Fund	Total Return Fund
Class A	Class A
Class C	Class C
Class R6	Class R6
Advisor Class	Advisor Class

In particular, the Plan provides that:  (1) substantially all of the assets of the Real Return Fund will be acquired by the Total Return Fund in exchange for Total Return Fund Shares; and (2) the Total Return Fund Shares received by the Real Return Fund in the exchange will then be distributed to shareholders of the corresponding class of shares of the Real Return Fund.  Because the Funds have different NAVs per share, the number of Total Return Fund Shares that you receive will likely be different than the number of shares of the Real Return Fund that you own, but the total value of your investment will be the same immediately before and after the exchange.  After the Total Return Fund Shares are distributed to the Real Return Fund’s shareholders, the Real Return Fund will be completely liquidated and dissolved.  (The proposed transaction is referred to in this Prospectus/Proxy Statement as the “Transaction.”)
For more information concerning the similarities regarding share purchase, redemption and exchange procedures of the Funds, please see “COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS – What are the distribution and purchase procedures of the Funds?” and “– What are the redemption procedures and exchange privileges of the Funds?”

How will the Transaction affect me?
If the Transaction is completed, you will cease to be a shareholder of the Real Return Fund and you will become a shareholder of the Total Return Fund.  Summarized below are some of the considerations for deciding whether to vote “FOR” the Plan:

Investment Goals, Strategies, Policies and Risks.  The Funds have different fundamental investment goals.  The investment goal of the Real Return Fund is total return that exceeds the rate of inflation over an economic cycle.  The investment goal of the Total Return Fund is high current income, consistent with preservation of capital, and, as a secondary goal, capital appreciation over the long term.
Under normal market conditions, the Real Return Fund seeks to allocate assets among investments to achieve the highest level of real return (total return less the rate of inflation) consistent with an acceptable level of risk.  The Real Return Fund shifts its investments among the following general asset classes and at any given time may have a substantial amount of its assets in any one class: inflation-indexed securities issued by governments, corporations and municipal issuers; investment grade debt securities issued by governments, corporations and municipal issuers; equity securities with high correlation to broad measures of inflation; and non-dollar denominated inflation-indexed securities.  Under current market conditions, the Real Return Fund expects to invest primarily in U.S. dollar denominated inflation-indexed securities.
Under normal market conditions, the Total Return Fund invests primarily in debt securities, which may be represented by derivative investments that provide exposure to debt securities such as futures, options and swap agreements.  The debt securities in which the Total Return Fund may invest include government and corporate debt securities, mortgage- and asset-backed securities, floating interest rate corporate loans and debt securities and municipal securities.
Each Fund invests primarily in investment grade debt securities, and may invest up to 20% of its total assets in below investment grade debt securities.  The Total Return Fund also may invest up to 5% in securities rated lower than B- by S&P or Moody’s, which may include defaulted securities.  Below investment grade debt securities may be referred to as “junk bonds” and are considered to be speculative investments.
Each Fund may invest up to 25% of its total assets in foreign securities, although the Real Return Fund currently does not intend to invest more than 10% of its total assets in foreign securities.  The Total Return Fund may up to 10% of its total assets in emerging market securities.  Emerging market countries include those currently considered to be developing by the World Bank, the International Finance Corporation, the United Nations, or the countries’ authorities, or countries with a stock market capitalization of less than 3% of the MSCI World Index. These countries typically are located in the Asia-Pacific region (including Hong Kong), Eastern Europe, the Middle East, Central and South America, and Africa.
A portion of the Real Return Fund’s assets may be invested in exchange-traded funds.

The Total Return Fund may invest a portion of its assets in marketplace loans to consumers and small and mid-sized enterprises or companies, and may invest in many different securities issued or guaranteed by the U.S. government or by non-U.S. governments, or their respective agencies or instrumentalities, including mortgage-backed securities, inflation-indexed securities and to-be-announced transactions.  As of April 30, 2019, the Total Return Fund held less than 0.50% in marketplace loans.  Given the limited exposure to marketplace loans, the investment manager does not believe that there is any material effect on the overall risk profile of the Total Return Fund as compared to the Real Return Fund.  To pursue its investment goals, the Total Return Fund regularly enters into various derivative transactions, including currency forwards, currency, interest rate/bond futures contracts and options on interest rate futures contracts, and swap agreements, including interest rate, fixed income total return, currency and credit default swaps, and options on interest rate and credit default swap agreements.   The Total Return Fund may invest significantly in complex fixed income securities, such as collateralized debt obligations, and may invest in mortgage dollar rolls and a small portion of its assets directly in mortgage loans.

Both Funds are managed by the same investment manager and have two common portfolio managers.  The investment manager for both Funds uses a “top-down” analysis of macroeconomic trends combined with a “bottom-up” fundamental analysis of market sectors, industries, and issuers to try to take advantage of varying sector reactions to economic events.  With respect to the Real Return Fund, the investment manager also uses an active asset allocation strategy to try to achieve its goal of total return that exceeds the rate of inflation over an economic cycle by allocating its assets among securities in various market sectors based on the investment manager’s assessment of changing economic, global market, industry, and issuer conditions, and will evaluate country risk, business cycles, yield curves, and values between and within markets.
Former shareholders of the Real Return Fund will be invested in a Fund with less exposure to equity securities, and greater flexibility to invest in a much broader range of investments, including but not limited to, derivatives, emerging markets, marketplace loans, mortgage related securities and complex fixed income securities, such as collateralized debt obligations.  The Total Return Fund’s broader investment strategies will subject shareholders of the Real Return Fund to additional principal investment risks.  Some of the more significant differences in the portfolio holdings are highlighted in the table below:
Portfolio Composition	Real Return Fund As of 4/30/19	Total Return Fund As of 4/30/19
U.S. Treasury Inflation-Protected Securities	71.1%	2.99%
Corporate Bonds	0.0%	24.73%
Asset-Backed Securities, Collateralized Loan Obligations & Commercial Mortgage-Backed Securities	0.0%	15.97%
Non-Agency Residential Mortgage-Backed Securities	0.0%	14.00%
U.S. Treasuries & U.S. Agency Mortgage-Backed Securities	0.0%	38.42%
Marketplace Loans	0.0%	<0.50%
Common Stock	10.9%	0%
Credit Quality Exposure

Total Portfolio	AAA	A

For a more complete discussion, see the sections below titled: “COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS ‒ What are the significant differences between the investment goals, strategies, and policies of the Funds?” and “– How do the principal investment risks of the Funds compare?” and “COMPARISONS OF INVESTMENT GOALS, STRATEGIES, POLICIES AND RISKS – How do the fundamental investment policies of the Funds differ?” and “– What are the principal investment risks associated with investments in the Funds?”  For additional information regarding the terms used in this section, see the glossary at the back of the Prospectus/Proxy Statement.
Potential Cost Savings.  As shown in the table below, the total annual operating expenses of the Total Return Fund Shares are less than those of the corresponding share class of the Real Return Fund, except for the Class R6 Shares.  Annual operating expense ratios (after waivers) for Class R6 shares of the Total Return Fund will be slightly higher (four basis points (0.04%)) than the Real Return Fund’s annual operating expense ratios (after waivers).  The following table compares the annualized net expense ratio, after any applicable fee waivers or expense reimbursements, for each class of shares of the Total Return Fund that will be received by shareholders of the Real Return Fund in connection with the Transaction with those of the corresponding class of shares of the Total Return Fund, as of October 31, 2018.
ANNUAL FUND OPERATING EXPENSES1

Share Class	Real Return Fund[2,3]	Total Return Fund[2,4]
Class A	0.89%	0.88%
Class C	1.29%	1.28%
Class R6	0.48%	0.52%
Advisor Class	0.64%	0.63%

1   Expense ratios reflect annual fund operating expenses as of the fiscal year ended October 31, 2018 for each Fund.
2   Other expenses of the Fund have been restated to exclude non-recurring prior period expenses and for Class R6 shares, to reflect current fiscal year expenses. If the non-recurring prior period expenses were included in the table above, the amounts stated would have been greater.

3   The investment manager has contractually agreed to waive or assume certain expenses so that total annual Fund operating expenses (excluding Rule 12b-1 fees, acquired fund fees and expenses and certain non-routine expenses) for each class of the Real Return Fund other than Class R6 shares do not exceed 0.60%, and for Class R6 do not exceed 0.44%, until February 29, 2020. The investment manager also has contractually agreed in advance to reduce its fees as a result of the Real Return Fund's investment in Franklin Templeton affiliated funds (acquired fund) for at least one year following the March 1, 2019 date of the Real Return Fund’s statutory prospectus. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time periods set forth above.

4   The investment manager has contractually agreed to waive or assume certain fees and expenses so that total annual Fund operating expenses (excluding the Rule 12b-1 fees, acquired fund fees and expenses and certain non-routine expenses) for each class of the Total Return Fund other than Class R6 shares do not exceed 0.60%, and for Class R6 do not exceed 0.49%, until February 28, 2021. The investment manager also has contractually agreed in advance to reduce its fees as a result of the Total Return Fund's investments in Franklin Templeton affiliated funds

(acquired funds) for at least one year following the March 1, 2019 date of the Total Return Fund’s statutory prospectus. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time period set forth above.

As of April 30, 2019, the Total Return Fund had a significantly larger asset base (approximately $4.34 billion) than the Real Return Fund (approximately $184 million).  The Transaction is not projected to have a material impact on the expense ratio of the Total Return Fund.
For a more detailed comparison of the Funds’ fees and expenses, see the sections below titled “COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS ‒ What are the Funds’ investment management fees?” and “– What are the fees and expenses of each of the Funds and what might they be after the Transaction?”

In evaluating the Transaction, shareholders may also wish to consider the following:

Better Relative Past Performance.  The Total Return Fund, on an average annual total return basis, has outperformed the Real Return Fund for the one-, three-, five-, and ten-year periods ended June 30, 2019.

Average Annual Total Return (at NAV) As of 6/30/2019	Real Return Fund Class A (without sales charge)	Total Return Fund Class A (without sales charge)
1 Year	0.37%	7.37%
3 Years	1.47%	2.41%
5 Years	-0.43%	2.25%
10 Years	1.74%	4.58%

More detailed performance information for periods ended June 30, 2019 (including the performance of the Funds’ other share classes) is included below under the section “COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS – How do the performance records of the Funds compare?” in this Prospectus/Proxy Statement.  Performance information for periods ended December 31, 2018, with and without sales charges, is incorporated by reference to the Real Return Fund Prospectus under the section “Fund Summary – Information about the Fund you should know before investing – Performance” and to the Total Return Fund Prospectus under the section “Fund Summary – Information about the Fund you should know before investing – Performance.” Because all share classes are invested in the same portfolio of securities, performance for other share classes differs only to the extent that the classes do not have the same expenses.

Costs of the Transaction.  Each Fund will pay 25% of the expenses of the Transaction, including proxy solicitation costs.  FAV will pay the remaining 50% of such expenses.  The total amount of the expenses for the Transaction is estimated to be approximately $199,609 (or approximately $49,902 to be paid by each Fund) and will be allocated in the foregoing manner whether or not the Transaction is consummated.  However, in light of the current expense waivers, FAV or an affiliate will ultimately pay each Fund’s portion of the Transaction expenses.  The Board and

Fund management believe that a partial allocation of Transaction expenses to each Fund is appropriate because the Transaction is expected to be beneficial to each Fund and its shareholders.  Although the Total Return Fund will be bearing its portion of Transaction expenses, the Board believes that the Transaction is beneficial to the Total Return Fund and its shareholders because the Fund will be receiving portfolio securities that it may otherwise acquire for its portfolio from the Real Return Fund without incurring transaction costs.  For a more detailed discussion of the considerations of the Board, see the section below titled “REASONS FOR THE TRANSACTION.”  It is expected that the Transaction will be consummated if approved by shareholders.

Repositioning of the Real Return Fund’s Portfolio Assets.  FAV currently estimates that a portion of the Real Return Fund’s portfolio assets may be sold before the closing of the Transaction as part of a portfolio repositioning and separate from normal portfolio turnover.  Such possible sales may depend in part on market conditions and upon the possible need to sell additional portfolio securities to meet redemptions prior to the closing of the Transaction.  In addition, some securities will need to be sold as they do not meet the prospectus allowances for the remaining fund.  This mainly includes the equity positions currently held by the Real Return Fund.  These sales may result in the realization of capital gains, reduced by any available capital loss carryovers, which would be distributed to shareholders.  The amount of any capital gains that may be realized and distributed to the shareholders will depend upon a variety of factors, including the Real Return Fund’s net unrealized appreciation in the value of its portfolio assets at that time.  Taking into account the Real Return Fund’s net unrealized depreciation in portfolio assets on a tax basis at October 31, 2018 of $(3,724,858) ($0.1894 per share; (1.94)% of net asset value) and the total capital loss carryovers available as of such date to offset any capital gains realized by the Real Return Fund of $26,119,235 not subject to expiration, it is not anticipated that the sale of a portion of the portfolio assets prior to the closing of the Transaction should result in any material amounts of capital gains being distributed to shareholders.

Additionally, if the sale of such portfolio assets occurs after the closing of the Transaction, the ability of the combined Total Return Fund to fully use the Real Return Fund’s capital loss carryovers as of the closing, if any, to offset the resulting capital gain may be limited as described below, which may result in shareholders of the Total Return Fund receiving a greater amount of capital gain distributions than they would have had if the Transaction had not occurred.  Transaction costs also may be incurred due to the repositioning of the portfolio.  Management believes that these portfolio transaction costs will be immaterial in amount (i.e., less than 0.01% (1 basis point) of annual fund operating expenses).
For more information, please see the section “FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION.”
What are the federal income tax consequences of the Transaction?
The Transaction is intended to qualify as a tax-free reorganization for federal income tax purposes, and the delivery of a legal opinion to that effect is a condition of closing the Transaction, although there can be no assurance that the Internal Revenue Service (“IRS”) will adopt a similar position.  Being a tax-free reorganization means that, subject to the limited exceptions described below under the heading “FEDERAL INCOME TAX CONSEQUENCES

OF THE TRANSACTION,” the shareholders of the Real Return Fund will not recognize income, gain or loss for federal income tax purposes upon the exchange of all of their shares in the Real Return Fund for shares in the Total Return Fund.  Shareholders should consult their tax advisers about state and local tax consequences of the Transaction, if any, because the information about tax consequences in this Prospectus/Proxy Statement relates only to the federal income tax consequences of the Transaction.  For more information, please see the section “FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION.”

How do the distribution and purchase procedures of the Funds compare?
Shares of the Real Return Fund and the Total Return Fund are sold on a continuous basis by Franklin Templeton Distributors, Inc. (“Distributors”).  Distribution and purchase procedures are the same for each Fund.
Effective at the close of market (1:00 p.m. Pacific time) on August 27, 2019, the Real Return Fund closed to all new investors except as noted below.  Existing investors who had an open and funded account on August 27, 2019 could continue to invest in the Real Return Fund through exchanges and additional purchases after such date.  The following categories of investors could continue to open new accounts in the Real Return Fund after the close of market on August 27, 2019: (1) clients of discretionary investment allocation programs where such programs had investments in the Fund prior to the close of market on August 27, 2019; and (2) Employer Sponsored Retirement Plans or benefit plans and their participants where the Real Return Fund was available to participants prior to the close of market on August 27, 2019. If the Transaction is approved by shareholders of the Real Return Fund, the Fund will not accept any additional purchases or exchanges after the close of market on or about January 29, 2020.
For a more complete discussion, see the section below titled “COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS ‒ What are the distribution and purchase procedures of the Funds?”
How do the redemption procedures and exchange privileges of the Funds compare?
The Funds have the same redemption procedures and exchange privileges.
For a more complete discussion, see the section below titled “COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS ‒ What are the redemption procedures and exchange privileges of the Funds?”
What is the anticipated timing of the Transaction?
The Meeting is scheduled to occur on November 22, 2019.  If all necessary approvals are obtained, the Transaction is currently expected to be completed on or about January 31, 2020.
What happens if the Transaction is not approved?
If the Transaction is not approved by the Real Return Fund’s shareholders or does not close for any reason, such shareholders will remain shareholders of the Real Return Fund, and the Real

Return Fund will continue to operate.  The Board then will consider such other actions as it deems necessary or appropriate, including possible liquidation, for the Real Return Fund.

How will shareholder voting be handled?
Shareholders who own shares of the Real Return Fund at the close of business on September 13, 2019 (the “Record Date”) will be entitled to vote at the Meeting, and will be entitled to one vote for each full share and a proportionate fractional vote for each fractional share that they hold.  Approval of the Transaction by the Real Return Fund requires the affirmative vote of the lesser of:  (i) a majority of the outstanding shares of the Real Return Fund or (ii) 67% or more of the outstanding shares of the Real Return Fund present in person or represented by proxy at the Meeting if the holders of more than 50% of the outstanding shares of the Real Return Fund are present or represented by proxy (“1940 Act Majority Vote”).  AST Fund Solutions has been retained by the Real Return Fund to collect and tabulate shareholder votes.
Please vote by proxy as soon as you receive this Prospectus/Proxy Statement.  You may cast your vote by completing, signing, and mailing the enclosed proxy card, by calling the number on the enclosed proxy card, or via the Internet by following the on‑line instructions if your account is eligible.  If you vote by any of these methods, the persons appointed as proxies will officially cast your votes on your behalf at the Meeting.  You may also attend the Meeting and cast your vote in person at the Meeting.
You can revoke your proxy or change your voting instructions at any time until the vote is taken at the Meeting.  For more details about shareholder voting, see the “VOTING INFORMATION” section of this Prospectus/Proxy Statement.
What is the Board’s recommendation regarding the proposal?
The Board recommends that you vote FOR the Plan.  At a meeting held on July 17, 2019, the Board considered the proposal to reorganize the Real Return Fund with and into the Total Return Fund, unanimously approved the Plan, and voted to recommend that shareholders of the Real Return Fund vote to approve the Plan.  For the reasons set forth in the “REASONS FOR THE TRANSACTION” section of this Prospectus/Proxy Statement, the Board, including the Independent Trustees, has determined that participation in the Transaction is in the best interests of the Real Return Fund.  The Board also concluded that no dilution in value would result to the shareholders of the Real Return Fund as a result of the Transaction.
THE BOARD, ON BEHALF OF THE REAL RETURN FUND, RECOMMENDS THAT YOU VOTE TO APPROVE THE PLAN.

COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS
What are the significant differences between the investment goals, strategies, and policies of the Funds?
While the Funds and their portfolio holdings are similar enough for the Transaction to qualify as a tax-free reorganization for federal income tax purposes as described in more detail in the section “FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION,” there are some differences between the Funds’ investment goals and strategies that are highlighted below.

Different Investment Goals.  The investment goal of the Real Return Fund is total return that exceeds the rate of inflation over an economic cycle.  The investment goal of the Total Return Fund is high current income, consistent with preservation of capital, and, as a secondary goal, capital appreciation over the long term.
Principal Investment Strategies. Under normal market conditions, the Real Return Fund seeks to allocate assets among investments to achieve the highest level of real return (total return less the rate of inflation) consistent with an acceptable level of risk.  The Real Return Fund shifts its investments among the following general asset classes and at any given time may have a substantial amount of its assets in any one class: inflation-indexed securities issued by governments, corporations and municipal issuers; investment grade debt securities issued by governments, corporations and municipal issuers; equity securities with high correlation to broad measures of inflation; and non-dollar denominated inflation-indexed securities.  Under current market conditions, the Real Return Fund expects to invest primarily in U.S. dollar denominated inflation-indexed securities.
Under normal market conditions, the Total Return Fund invests primarily in debt securities, which may be represented by derivative investments that provide exposure to debt securities such as futures, options and swap agreements.  The debt securities in which the Total Return Fund may invest include government and corporate debt securities, mortgage- and asset-backed securities, floating interest rate corporate loans and debt securities and municipal securities.
The Real Return Fund invests primarily in investment grade debt securities; however, the Real Return Fund may invest up to 20% of its total assets in below investment grade debt securities.  Under normal market conditions, the Total Return Fund invests primarily in investment grade debt securities and in unrated securities that the investment manager deems are of comparable quality.  The Total Return Fund also may invest up to 20% of its total assets in non-investment grade securities, including up to 5% in securities rated lower than B- by S&P or Moody’s, which may include defaulted securities.  Excluding derivatives, the Total Return Fund invests no more than 33% of its total assets in non-investment grade debt securities, including no more than 5% in securities rated lower than B- by S&P or Moody’s, which may include defaulted securities.
The Real Return Fund currently does not intend to invest more than 10% of its total assets in foreign securities (but may invest up to 25% of its total assets in foreign securities), whereas the Total Return Fund has no comparable intention to limit its investment in foreign securities to 10% of its total assets.  The Total Return Fund may invest up to 25% of its total assets in foreign securities, including up to 20% of its total assets in non-U.S. dollar denominated securities and up to 10% of its total assets in emerging market securities.
Each Fund may invest in exchange traded funds.
The Total Return Fund may invest a portion of its assets in marketplace loans to consumers and small and mid-sized enterprises or companies, which may include loans for individual leases, that may be originated through online lending platforms. The Total Return Fund also may invest in many different securities issued or guaranteed by the U.S. government or by non-U.S.

governments, or their respective agencies or instrumentalities, including mortgage-backed securities, inflation-indexed securities and to-be-announced transactions.  To pursue its investment goals, the Total Return Fund regularly enters into various derivative transactions, including currency forwards, currency, interest rate/bond futures contracts and options on interest rate futures contracts, and swap agreements, including interest rate, fixed income total return, currency and credit default swaps, and options on interest rate and credit default swap agreements.   The Total Return Fund may invest significantly in complex fixed income securities, such as collateralized debt obligations, and may invest in mortgage dollar rolls and a small portion of its assets directly in mortgage loans.

The investment manager for both Funds uses a “top-down” analysis of macroeconomic trends combined with a “bottom-up” fundamental analysis of market sectors, industries, and issuers to try to take advantage of varying sector reactions to economic events.  With respect to the Real Return Fund, the investment manager also uses an active asset allocation strategy to try to achieve its goal of total return that exceeds the rate of inflation over an economic cycle by allocating its assets among securities in various market sectors based on the investment manager’s assessment of changing economic, global market, industry, and issuer conditions, and will evaluate country risk, business cycles, yield curves, and values between and within markets.
Fundamental Investment Policies (i.e., a policy changeable only by shareholders’ vote): The Funds have the same fundamental investment policies regarding borrowing money, acting as underwriter, purchasing or selling real estate, issuing senior securities, purchasing the securities of any one issuer, and investment diversification.  The fundamental policies of the Funds regarding making loans are identical except for the non-material qualifying language found in the asterisk in the chart below with regard to the Real Return Fund.
Real Return Fund may not:	Total Return Fund may not:
Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other persons, including other investment companies to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. This limitation does not apply to (i) the lending of portfolio securities, (ii) the purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (iii) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan.*
*In general, “direct corporate loans” or direct investments in corporate loans are investments in new corporate loans where the Fund may invest as an initial investor and have a direct contractual relationship with the borrower (as opposed to a participation interest where the fund’s sole contractual relationship is with the seller of the interest). Purchasing a loan or an interest in a loan in this fashion would allow the Fund to avoid the credit risk of the agent bank or other intermediary.

Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other persons, including other investment companies to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. This limitation does not apply to (i) the lending of portfolio securities, (ii) the purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (iii) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan.

The fundamental policies regarding the purchase or sale of commodities and industry concentration are materially different for each of the Funds.
Real Return Fund may not:	Total Return Fund may not:
Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) engaging in transactions involving currencies and futures contracts and options thereon or (ii) investing in securities or other instruments that are secured by physical commodities.

Invest more than 25% of the Fund’s net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).**
**To the extent that the Fund invests in underlying funds, the Fund confirms that it will take into account the holdings of the affiliated underlying funds in which it invests and will not ignore information about unaffiliated underlying funds.

Purchase or sell commodities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

Concentrate (invest more than 25% of its total assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).

The Total Return Fund’s  fundamental investment policy regarding commodities, as compared to the Real Return Fund, provides the Fund with additional flexibility to adapt to continuously changing regulation and to react to changes in the financial markets and the development of new investment opportunities and instruments, in accordance with the Fund’s investment goal and subject to oversight by the Fund’s Board of Trustees.  Under its restriction, if current applicable law were to change, the Fund would be able to conform to any such new law without shareholders taking further action.  If Real Return Fund shareholders approve the Transaction and the Transaction is consummated, the Total Return Fund’s investment manager does not anticipate that the fundamental investment restriction regarding investments in commodities involves additional material risk to former shareholders of the Real Return Fund.
For more information about the investment goals, strategies and policies of the Funds, please see the section titled “COMPARISONS OF INVESTMENT GOALS, STRATEGIES, POLICIES AND RISKS” in this Prospectus/Proxy Statement.
How do the principal investment risks of the Funds compare?
Investments in both Funds involve risks common to most mutual funds.  You could lose money by investing in either Fund.  There are similarities and differences in the principal investment risks of the Real Return Fund and Total Return Fund.  Because both Funds are actively managed, primarily invest in debt securities and have the ability to invest in foreign securities, they disclose that they are subject to market, management, interest rate, credit, income and foreign securities principal investment risks.  The Real Return Fund invests primarily in U.S. dollar denomination inflation-indexed securities and may invest a portion of its assets in ETFs and, as a result, the Real Return Fund also discloses inflation-indexed securities and investing in ETFs principal investment risks.  Although both Funds may invest in inflation-indexed securities, the Real Return Fund, and not the Total Return Fund, discloses inflation-indexed securities risk as a principal risk because of its current large allocation.

Because the Total Return Fund invests primarily in debt securities, which may be represented by derivative investments that provide exposure to debt securities such as futures, options and swap agreements, the Fund discloses derivatives risk as a principal investment risk.  In addition, since the debt securities in which the Total Return Fund may invest include government and corporate debt securities, mortgage- and asset-backed securities, floating interest rate corporate loans and debt securities and municipal securities, the Fund discloses mortgage securities and asset-backed securities, extension, prepayment, variable rate securities and floating rate corporate investments principal investment risks.  Under normal market conditions, the Total Return Fund invests primarily in investment grade debt securities and in unrated securities that the investment manager deems are of comparable quality.  Because the Total Return Fund also may invest up to 20% of its total assets in non-investment grade securities, including up to 5% in securities rated lower than B- by S&P or Moody’s, which may include defaulted securities, and has a current allocation to high yield debt securities, the Fund discloses high-yield debt securities as a principal investment risk.  Since the Total Return Fund may invest up to 25% of its total assets in foreign securities, including up to 20% of its total assets in non-U.S. dollar denominated securities and up to 10% of its total assets in emerging market securities, the Fund discloses currency management strategies, liquidity and emerging market countries as principal investment risks.
Because the Total Return Fund may invest a portion of its assets in marketplace loans to consumers and small and mid-sized enterprises or companies, which may include loans for individual leases, that may be originated through online lending platforms, the Fund discloses marketplace loans as a principal investment risk.  Also, since the Total Return Fund may invest in many different securities issued or guaranteed by the U.S. government or by non-U.S. governments, or their respective agencies or instrumentalities, it discloses sovereign debt securities as a principal investment risk.  Since the Total Return Fund may invest in mortgage dollar rolls and significantly in complex fixed income securities, such as collateralized debt obligations, the Fund discloses collateralized debt obligations and mortgage dollar rolls as principal investment risks.

The principal investment risks that the Total Return Fund is subject to but not the Real Return Fund are identified below and include: mortgage securities and asset backed securities, high yield debt securities, floating rate corporate securities, derivative instruments, collateralized debt obligations, marketplace loans, currency management strategies, sovereign debt securities, emerging market securities, extension, prepayment, mortgage dollar rolls, liquidity and variable rate securities.  Assuming the Transaction is consummated, former Real Return Fund shareholders will be exposed to these additional principal investment risks.  However, there is also commonality and continuity in certain significant principal investment risks including interest rate, market, credit, income, foreign securities and management.   Management believes that the broadly diversified fixed income portfolio in the Total Return Fund will provide lower volatility  than the broad U.S. Treasury Inflation-Protected Securities market in which the Real

Return Fund is mostly invested.  In addition, the Total Return Fund has a much lower exposure to equity investments than the Real Return Fund and such risks of equity investing will be greatly reduced.

Principal Investment Risks Common to Both Funds	Principal Investment Risks Applicable to the Real Return Fund but not the Total Return Fund	Principal Investment Risks Applicable to the Total Real Fund but not the Real Return Fund
Interest Rate Market Credit Income Foreign Securities (non-U.S.) Management	Inflation-Indexed Securities Investing in ETFs
Mortgage Securities and Asset-Backed Securities
High-Yield Debt Securities
Floating Rate Corporate Investments
Derivative Instruments
Collateralized Debt Obligations
Marketplace Loans
Currency Management Strategies
Sovereign Debt Securities
Emerging Market Countries
Extension
Prepayment
Mortgage Dollar Rolls
Liquidity
Variable Rate Securities

For more information about the principal investment risks of the Funds, please see the section titled “COMPARISONS OF INVESTMENT GOALS, STRATEGIES, POLICIES AND RISKS – What are the principal investment risks associated with investments in the Funds?”
What are the distribution and purchase procedures of the Funds?
Shares of each Fund are sold on a continuous basis by Distributors.  Class A shares of each Fund are generally sold at NAV per share plus a sales charge.  The maximum front-end sales charge imposed on purchases of Class A shares of both Funds is 3.75%, with reduced charges for purchases of $100,000 or more, and no front-end sales charge for purchases of $500,000 or more.  There is a 0.75% contingent deferred sales charge (“CDSC”) for purchases of $500,000 or more and purchases by certain retirement plans without an initial sales charge on shares sold within 18 months of purchase.  Class C shares are generally subject to a 1.00% CDSC on shares sold within 12 months of purchase.  Class R6 and Advisor Class shares of each Fund are not subject to a sales charge.
Holders of Class A shares of the Real Return Fund will not be assessed a sales charge on their receipt of the Total Return Fund’s Class A shares in connection with the Transaction.  No CDSC will be charged to the Real Return Fund’s shareholders in connection with the exchange of their shares pursuant to the terms of the Transaction.  Additional information and specific instructions explaining how to buy shares of each Fund are outlined in each Fund’s Prospectus, under the heading “Your Account.”

What are the redemption procedures and exchange privileges of the Funds?
Each Fund offers the same redemption features pursuant to which redemption proceeds are remitted by check after prompt receipt of proper documents, including signature guarantees under certain circumstances.  Each Fund’s shares may be redeemed at any time at the NAV next calculated after a shareholder’s request is received in proper form.  Each Fund has the same exchange privileges in that you can exchange shares between most Franklin Templeton Funds within the same class, generally without paying any additional sales charges.  Shares of each Fund may be redeemed at their respective NAV per share subject to any applicable CDSC.  However, for purchases of $500,000 or more, redemptions of Class A shares of a Fund that were purchased without an initial sales charge generally are subject to a 0.75% CDSC if redeemed within 18 months of their purchase.  Class C shares generally are subject to a 1.00% CDSC if redeemed within 12 months of their purchase.  Class R6 and Advisor Class shares of each Fund are not subject to a CDSC.  Additional information and specific instructions explaining how to redeem and exchange shares of each Fund are outlined in each Fund’s Prospectus, under the heading “Your Account.”  Each Fund’s Prospectus also lists, under the heading “Questions,” phone numbers for you to call if you have any questions about your account.
Who manages the Funds?
The Board provides general oversight of the business and affairs of each Fund but is not involved in day-to-day management or securities selection.  Each Fund is a diversified series of the Trust, an open-end management investment company (commonly called a mutual fund) registered with the SEC.
Investment Manager.  FAV, One Franklin Parkway, San Mateo, CA 94403-1906, serves as investment manager for both Funds.  FAV is a wholly owned subsidiary of Franklin Resources, Inc. (“FRI”).  FRI is a publicly owned holding company with its principal offices located at One Franklin Parkway, San Mateo, California 94403-1906.  FAV and its affiliates managed over $715 billion in assets as of June 30, 2019.  Charles B. Johnson (former Chairman and Director of FRI) and Rupert H. Johnson, Jr. are principal shareholders of FRI.
Sub-Advisor.  Franklin Templeton Institutional, LLC (“FT Institutional”), One Franklin Parkway, San Mateo, CA 94403-1906, serves as the sub-advisor of Total Return Fund.  FT Institutional is an indirect, wholly owned subsidiary of FRI.

Fund Management Teams.  Each Fund is managed by a portfolio management team, and the portfolio managers for the Real Return Fund also serve on the portfolio management team for the Total Return Fund.  The portfolio managers have responsibility for the day-to-day management of the Funds and seek to develop ideas and implement investment strategies for each Fund.
Portfolio Managers of the Funds
Real Return Fund	Total Return Fund

Kent Burns, CFA	Roger Bayston, CFA
David Yuen, CFA	Kent Burns, CFA
Sonal Desai, Ph.D.
David Yuen, CFA
Michael J. Materasso

The current members of the Total Return Fund’s management team are expected to continue to manage the Total Return Fund after the Transaction.  The SAI for the Real Return Fund dated March 1, 2019, as supplemented to date (the “Real Return Fund SAI”), and the Total Return Fund dated March 1, 2019, as supplemented to date (the “Total Return Fund SAI”), provide additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in each Fund.  For information on how to obtain a copy of the Real Return Fund SAI and the Total Return Fund SAI, please see the section entitled “INFORMATION ABOUT THE FUNDS.”
What are the Funds’ investment management fees?
As shown in the table below, the investment management fee schedule for each Fund are identical at all net asset levels.   However, the Total Return Fund currently pays a lower investment management fee because its assets reach lower breakpoints in the fee schedule.  The investment management fee, including breakpoints, under the investment management agreements between FIST and FAV, on behalf of the Real Return Fund and the Total Return Fund, are as follows:
Real Return Fund	Total Return Fund
0.625% of the value of net assets up to and including $500 million;	0.625% of the value of net assets up to and including $500 million;
0.525% of the value of net assets over $500 million up to and including $1 billion;	0.525% of the value of net assets over $500 million up to and including $1 billion;
0.480% of the value of net assets over $1 billion up to and including $1.5 billion;	0.480% of the value of net assets over $1 billion up to and including $1.5 billion;
0.435% of the value of net assets over $1.5 billion up to and including $6.5 billion;	0.435% of the value of net assets over $1.5 billion up to and including $6.5 billion;
0.415% of the value of net assets over $6.5 billion up to and including $11.5 billion;	0.415% of the value of net assets over $6.5 billion up to and including $11.5 billion;
0.400% of the value of net assets over $11.5 billion up to and including $16.5 billion;	0.400% of the value of net assets over $11.5 billion up to and including $16.5 billion;
0.390% of the value of net assets over $16.5 billion up to and including $19 billion;	0.390% of the value of net assets over $16.5 billion up to and including $19 billion;
0.380% of the value of net assets over $19 billion up to and including $21.5 billion; and	0.380% of the value of net assets over $19 billion up to and including $21.5 billion; and
0.370% of the value of net assets over $21.5 billion.	0.370% of the value of net assets over $21.5 billion.

For the fiscal year ended October 31, 2018, the Real Return Fund paid FAV investment management fees of $1,275,469 (before waivers) and $778,281 (after waivers).  For the fiscal year ended October 31, 2018, the Total Return Fund paid FAV investment management fees of $20,499,183 (before waivers) and $19,118,521 (after waivers).  For the fiscal year ended October 31, 2018, FAV paid sub-advisory fees of $1,481,596 to FT Institutional from the investment management fees that FAV received from the Total Return Fund.  A discussion regarding the basis for the Board’s approval of the investment management agreement for each Fund is available in each Fund’s most recent Semi-Annual Report to Shareholders for the fiscal period ended April 30, 2019.
Each Fund has an investment management arrangement that includes both investment management and administrative services, and the agreements are substantially similar.  FAV has subcontracted with Franklin Templeton Services, LLC (“FT Services”) to provide administrative services and facilities to the Funds.  For such services, FAV pays FT Services an administrative fee, that is not an additional expense of the Funds, out of its investment management fees from each Fund.
What are the fees and expenses of each Fund and what might they be after the Transaction?
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Funds.  Expense ratios reflect annual fund operating expenses for the one year period for each of the Real Return Fund and Total Return Fund.  The tables also show the pro forma estimated fees and expenses for the Total Return Fund, assuming that (i) shareholders of the Real Return Fund approve the Plan; (ii) the Transaction had been completed as of October 31, 2018; and (iii) the Total Return Fund had one year of combined operations.  The purpose of the tables is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as a shareholder of the combined Total Return Fund.
You will not pay any initial or deferred sales charge in connection with the Transaction.
TABLE OF SHAREHOLDER FEES (both Funds)
The following table shows shareholder fees paid directly from a new investment, which will remain the same after the Transaction.  You will not pay these charges in connection with the Transaction.
Shareholder Fees (fees paid directly from your investment)	Class A	Class C1	Class R6	Advisor Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.75%[2]	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sales proceeds)	None[3]	1.00%	None	None

[1]
Effective October 5, 2018, Class C shares of each Fund convert automatically to Class A shares of the Fund on a monthly basis in the month of, or the month following, the 10-year anniversary of the Class C shares’ purchase date. Such conversions are on the basis of the relative net asset values of the two classes, are not subject to Class A shares’ sales charges and are not expected to be a taxable event for federal income tax purposes. Certain shares that are invested through retirement plans, omnibus accounts or in certain other instances may not automatically convert if the financial intermediary does not have the ability to track purchases to credit individual shareholders’ holding periods. (See each Fund’s Prospectus for more information.)

2   Effective March 1, 2019, the maximum sales charge (load) imposed on purchases of Class A shares is 3.75%. Prior to March 1, 2019, the maximum sales charge (load) on purchases of Class A shares was 4.25%.
3   There is a 0.75% contingent deferred sales charge that applies to investments of $500,000 or more (see “Investments of $500,000 or More” under “Choosing a Share Class”) and purchases by certain retirement plans without an initial sales charge on shares sold within 18 months of purchase.

ANNUAL OPERATING EXPENSE TABLE FOR CLASS A, CLASS C, CLASS R6 AND ADVISOR CLASS SHARES OF THE FUNDS AND PROJECTED EXPENSES AFTER THE TRANSACTION

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)[1]	Real Return Fund (Class A)	Total Return Fund (Class A)	Pro Forma Combined Total Return Fund (Class A)[2]

Management fees	0.63%	0.47%	0.47%
Distribution and service (12b-1) fees	0.25%	0.25%	0.25%
Other expenses[3]	0.27%	0.17%	0.18%
Acquired fund fees and expenses	0.04%	0.03%	0.03%
Total annual Fund operating expenses[3]	1.19%	0.92%	0.93%
Fee waiver and/or expense reimbursement	-0.30%[4]	-0.04%[5]	-0.05%[5]
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[3]	0.89%[4]	0.88%[5]	0.88%[5]

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)[1]	Real Return Fund (Class C)	Total Return Fund (Class C)	Pro Forma Combined Total Return Fund (Class C)[2]

Management fees	0.63%	0.47%	0.47%
Distribution and service (12b-1) fees	0.65%	0.65%	0.65%
Other expenses[3]	0.27%	0.17%	0.18%
Acquired fund fees and expenses	0.04%	0.03%	0.03%
Total annual Fund operating expenses[3]	1.59%	1.32%	1.33%
Fee waiver and/or expense reimbursement	-0.30%[4]	-0.04%[5]	-0.05%[5]
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[3]	1.29%[4]	1.28%[5]	1.28%[5]

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)[1]	Real Return Fund (Class R6)	Total Return Fund (Class R6)	Pro Forma Combined Total Return Fund (Class R6)[2]

Management fees	0.63%	0.47%	0.47%
Distribution and service (12b-1) fees	None	None	None
Other expenses[3]	0.15%	0.07%	0.07%
Acquired fund fees and expenses	0.04%	0.03%	0.03%
Total annual Fund operating expenses[3]	0.82%	0.57%	0.57%
Fee waiver and/or expense reimbursement	-0.34%[4]	-0.05%[5]	-0.05%[5]
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[3]	0.48%[4]	0.52%[5]	0.52%[5]

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)[1]	Real Return Fund (Advisor Class)	Total Return Fund (Advisor Class)	Pro Forma Combined Total Return Fund (Advisor Class)[2]

Management fees	0.63%	0.47%	0.47%
Distribution and service (12b-1) fees	None	None	None
Other expenses[3]	0.27%	0.17%	0.18%
Acquired fund fees and expenses	0.04%	0.03%	0.03%
Total annual Fund operating expenses[3]	0.94%	0.67%	0.68%
Fee waiver and/or expense reimbursement	-0.30%[4]	-0.04%[5]	-0.05%[5]
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[3]	0.64%[4]	0.63%[5]	0.63%[5]

[1]	Expense ratios reflect annual fund operating expenses for the fiscal year ended October 31, 2018 for each Fund.
[2]
Pro forma expenses are based on current and anticipated Total Return Fund expenses as if the Transaction had been effective as of October 31, 2018 and experienced a year of combined operations.  They do not include estimated costs of the Transaction of approximately $49,902 to be borne by the Total Return Fund.  However, in light of the current expense waivers that are in place for the Total Return Fund, FAV or an affiliate will ultimately pay the Total Return Fund’s portion of the Transaction expenses.

[3]
Other expenses of each Fund have been restated to exclude non-recurring prior period expenses and for Class R6 shares, to reflect current fiscal year expenses.  If the non-recurring prior period expenses were included in the table above, the amounts stated would have been greater.

[4]
The investment manager has contractually agreed to waive or assume certain expenses so that total annual Fund operating expenses (excluding Rule 12b-1 fees, acquired fund fees and expenses and certain non-routine expenses) for each class of the Real Return Fund other than Class R6 shares do not exceed 0.60%, and for Class R6 do not exceed 0.44%, until February 29, 2020.  The investment manager also has contractually agreed in advance to reduce its fees as a result of the Real Return Fund's investment in Franklin Templeton affiliated funds (acquired fund) for at least one year following the March 1, 2019 date of the Real Return Fund’s statutory prospectus.  Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time periods set forth above.

[5]
The investment manager has contractually agreed to waive or assume certain fees and expenses so that total annual Fund operating expenses (excluding the Rule 12b-1 fees, acquired fund fees and expenses and certain non-routine expenses) for each class of the Total Return Fund other than Class R6 shares do not exceed 0.60%, and for Class R6 do not exceed 0.49%, until February 28, 2021.  The investment manager also has contractually agreed in advance to reduce its fees as a result of the Total Return Fund's investments in Franklin Templeton affiliated funds (acquired funds) for at least one year following the March 1, 2019 date of the Total Return Fund’s statutory  prospectus.  Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time period set forth above.

Example
These examples are intended to help you compare the cost of investing in the Real Return Fund’s Class A, Class C, Class R6 and Advisor Class shares with the cost of investing in the Total Return Fund’s Class A, Class C, Class R6 and Advisor Class shares, both before and after the Transaction.  The example assumes:
•	You invest $10,000 in the Real Return Fund and in the Total Return Fund for the periods shown;
•	Your investment has a 5% return each year;
•	The Fund’s operating expenses remain the same, taking into account any contractual waivers for the applicable period; and
•	You sell your shares at the end of the period.

The example reflects adjustments made to the Real Return Fund’s and Total Return Fund’s operating expenses due to the fee waivers and/or expense reimbursements for the 1 Year numbers only.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Real Return Fund - Class A	$462[1]	$710	$977	$1,738
Total Return Fund - Class A	461[1]	653	862	1,461
Pro Forma Total Return Fund - Class A (assuming the Transaction is completed)	461[1]	656	866	1,472

1  Assumes a CDSC will not apply.

	1 Year	3 Years	5 Years	10 Years
Real Return Fund - Class C	$231	$473	$837	$1,864
Total Return Fund - Class C	230	414	720	1,588
Pro Forma Total Return Fund - Class C (assuming the Transaction is completed)	230	417	724	1,598

	1 Year	3 Years	5 Years	10 Years
Real Return Fund - Class R6	$49	$228	$422	$982
Total Return Fund - Class R6	53	178	313	709
Pro Forma Total Return Fund - Class R6 (assuming the Transaction is completed)	53	178	313	709

	1 Year	3 Years	5 Years	10 Years
Real Return Fund – Advisor Class	$65	$270	$491	$1,127
Total Return Fund – Advisor Class	64	210	369	831
Pro Forma Total Return Fund – Advisor Class (assuming the Transaction is completed)	64	213	374	843

If you do not sell your shares:	1 Year	3 Years	5 Years	10 Years
Real Return Fund - Class C	$131	$473	$837	$1,864
Total Return Fund - Class C	130	414	720	1,588
Pro Forma Total Return Fund - Class C (assuming the Transaction is completed)	130	417	724	1,598

How do the performance records of the Funds compare?
The average total return figures for Class A, Class C, Class R6 and Advisor Class shares of the Funds, with and without any applicable sales charges and before taxes, as of June 30, 2019, are shown below.
Average Annual Total Return	Real Return Fund Class A (with sales charge)	Total Return Fund Class A (with sales charge)
1 Year	-3.38%	3.33%
3 Years	0.19%	1.10%
5 Years	-1.19%	1.47%
10 Years	1.36%	4.18%

Average Annual Total Return	Real Return Fund Class A (without sales charge)	Total Return Fund Class A (without sales charge)
1 Year	0.37%	7.37%
3 Years	1.47%	2.41%
5 Years	-0.43%	2.25%
10 Years	1.74%	4.58%

Average Annual Total Return	Real Return Fund Class C (with sales charge)	Total Return Fund Class C (with sales charge)
1 Year	-0.99%	6.01%
3 Years	1.07%	2.02%
5 Years	-0.82%	1.85%

10 Years	1.34%	4.16%

Average Annual Total Return	Real Return Fund Class C (without sales charge)	Total Return Fund Class C (without sales charge)
1 Year	-0.00%	7.01%
3 Years	1.07%	2.02%
5 Years	-0.82%	1.85%
10 Years	1.34%	4.16%

Average Annual Total Return	Real Return Fund Class R6	Total Return Fund Class R6
1 Year	0.83%	7.82%
3 Years	1.89%	2.81%
5 Years	-0.03%	2.56%
10 Years	2.15%	4.98%

Average Annual Total Return	Real Return Fund Advisor Class	Total Return Fund Advisor Class
1 Year	0.58%	7.70%
3 Years	1.71%	2.67%
5 Years	-0.18%	2.52%
10 Years	1.99%	4.84%

Included in the financial highlights tables of the Real Return Fund and the Total Return Fund (Exhibit B) are the total returns for each Fund for the past five fiscal years ended October 31, 2018 and the six months ended April 30, 2019.  Performance information for periods ended December 31, 2018, with and without sales charges, is incorporated by reference to the Real Return Fund Prospectus under the section “Fund Summary – Information about the Fund you should know before investing – Performance” and to the Total Return Fund Prospectus under the section “Fund Summary – Information about the Fund you should know before investing – Performance.”
The Funds’ past performance is not necessarily an indication of how the Funds will perform in the future.  You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN/342-5236.
Where can I find more financial and performance information about the Funds?
The Total Return Fund Prospectus (enclosed), the Real Return Fund Prospectus, the Total Return Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2018 and Semi-

Annual Report to Shareholders for the fiscal period ended April 30, 2019, and the Real Return Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2018 and Semi-Annual Report to Shareholders for the fiscal period ended April 30, 2019, contain additional financial and performance information about the Funds, including each Fund’s financial performance for the past five years, under the heading “Financial Highlights.”  See also Exhibit B – Financial Highlights of the Real Return Fund and Total Return Fund. Additional performance information as of the calendar year ended December 31, 2018, including after-tax return information, is contained in the Real Return Fund Prospectus and in the Total Return Fund Prospectus (enclosed) under the heading “Performance.” These documents are available free of charge upon request (see the section “INFORMATION ABOUT THE FUNDS”).

What are other key features of the Funds?
Service Providers.  The Funds use the same service providers for the following services:
•	Custody Services. The Bank of New York Mellon, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of each Fund’s securities and other assets.
•
Transfer Agency Services.  Franklin Templeton Investor Services, LLC, 3344 Quality Drive, Rancho Cordova, CA 95670-7313, an indirect wholly owned subsidiary of FRI, is each Fund’s shareholder servicing agent and acts as the Funds’ transfer agent and dividend-paying agent.

•
Administrative Services.  FT Services, One Franklin Parkway, San Mateo, CA 94403-1906, an indirect wholly owned subsidiary of FRI, has an agreement with FAV to provide certain administrative services and facilities for the Funds.  The administrative services include preparing and maintaining books, records and tax and financial reports, and monitoring compliance with regulatory requirements.

•
Distribution Services.  Distributors, One Franklin Parkway, San Mateo, CA 94403-1906, acts as the principal underwriter in the continuous public offering of each Fund’s shares under the same terms and conditions.

•
Independent Registered Public Accounting Firm.  PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, CA 94111-4004, serves as each Fund’s independent registered public accounting firm.  The independent registered public accounting firm audits the financial statements included in each Fund’s Annual Report to Shareholders.

Distribution and Service (12b-1) Fees.  Class A and Class C shares of each Fund have a distribution or “Rule 12b-1” plan.  Under the Rule 12b-1 plan, the Funds may pay Distributors or others for the expenses of activities that are primarily intended to sell shares of that class.  These expenses may include, among others, service fees paid to securities dealers or others who have executed a servicing agreement with a Fund, Distributors or its affiliates, and who provide service or account maintenance to shareholders (service fees), and the expenses of printing prospectuses and reports used for sales purposes, of marketing support and of preparing and distributing sales literature and advertisements.  The distribution and service (12b-1) fees charged to each class are based only on expenses attributable to that particular class.

Under the Class A Rule 12b-1 Plan for the Funds, the Real Return Fund and Total Return Fund may pay up to 0.25% per year of the average daily net assets of Class A shares to those who sell and distribute Class A shares and provide other services to shareholders.  Under the Class C Rule 12b-1 Plan for the Funds, each Fund may pay up to 0.65% per year of the average daily net assets of Class C shares.  Class R6 and Advisor Class shares have no Rule 12b-1 plan.  For more information regarding the Funds’ Rule 12b-1 plans, please see “The Underwriter—Distribution and service (12b-1) fees – Class A and C” in each Fund’s SAI.
Fiscal Years.  The fiscal year end of each Fund is October 31.
Dividends and Distributions.  The Total Return Fund intends to declare income dividends from its net investment income each day that its NAV is calculated and pay them monthly.   The Real Return Fund intends to declare and pay an income dividend monthly.  Both Funds may pay capital gains, if any, at least annually.  The Funds may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on a Fund.  The amount of any distribution will vary, and there is no guarantee a Fund will pay either income dividends or capital gain distributions.  Your income dividends and capital gain distributions will be automatically reinvested in additional shares at NAV unless you elect to receive them in cash.
Tax.  The tax implications of an investment in each Fund are generally the same.  For more information about the tax implications of investments in the Funds, see a Fund’s Prospectus under the heading “Distributions and Taxes.”
REASONS FOR THE TRANSACTION
At a meeting of the Board on July 17, 2019 (the “July Meeting”), FAV and Distributors (“Management”) recommended to the Board that it approve the reorganization of the Real Return Fund with and into the Total Return Fund.  Management recommended the Transaction because the Funds have some similar principal investment strategies, the same investment management fees, lower annual fund operating expenses (both before and after fee waivers) for all share classes except Class R6 shares (a four basis point increase after fee waivers), larger asset size, stronger long-term performance of the Total Return Fund, the management of each Fund in a similar fashion by FAV and identical service providers (including two of the same portfolio managers).  In addition, both portfolio management teams use a “top-down” analysis of macroeconomic trends combined with a “bottom-up” fundamental analysis of market sectors, industries, and issuers to try to take advantage of varying sector reactions to economic events.
At the July Meeting, the Board considered and approved the proposed Transaction.  The Independent Trustees were advised on this matter by independent counsel.
The Board requested and received from FAV written materials containing relevant information about the Total Return Fund and the proposed Transaction, including fee and expense information on an actual and future estimated basis, and comparative performance data of the Real Return Fund and the Total Return Fund.
The Board reviewed detailed information about: (1) the comparability of the investment goals, strategies, policies, restrictions and investments of the Funds; (2) the portfolio management and other service providers of the Funds; (3) the comparative short-term and long-term investment performance of the Funds; (4) the current expense ratios of each Fund and the anticipated post-Transaction expense ratios for the Total Return Fund; (5) the relative asset size of each Fund, including the benefits to the Real Return Fund of joining with a larger fund; (6) how the costs of the Transaction will be shared, including FAV’s agreement to pay a portion of the expenses related to the Transaction; (7) the federal income tax consequences of the Transaction to each Fund’s shareholders; and (8) the general characteristics of the Funds.

The Board considered the potential benefits, risks and costs of the Transaction to shareholders of the Real Return Fund.  In approving the Transaction, the Board considered the following factors, among other things:
Performance.  The Total Return Fund has outperformed the Real Return Fund over the one-year (+7.00%), three-year (+0.94%), five-year (+2.68%) and ten-year (+2.84%) periods ended June 30, 2019 (based on Class A Shares without sales load).
Expenses.  The Total Return’s annual operating expense ratios for each share class are lower than the Real Return Fund’s annual operating expense ratios for its share classes (without fee waivers); are lower than the Real Return Fund’s annual operating expense ratios for its Class A, Class C and Advisor Class (with fee waivers); and are higher by four basis point for Class R6 (with fee waivers).
Assets.  As of June 30, 2019, the Total Return Fund had a significantly larger asset base (approximately $4.48 billion) than the Real Return Fund (approximately $172 million).
Distribution.  The marketplace has responded more favorably to the Total Return Fund as new gross sales of the Total Return Fund ($641.96 million for the 12 months ended April 30, 2019) have been greater than new sales of the Real Return Fund ($18.44 million for the 12 months ended April 30, 2019) on both an absolute basis and as a percentage of the size of the respective Funds.  Management believes that this sales trend will continue to favor the Total Return Fund in the future.
Similar Investment Strategies.  Both Funds are managed by the same investment manager and have two common portfolio managers.  The Real Return Fund invests primarily in U.S. dollar denominated inflation-indexed securities and primarily in investment grade debt securities with up to 20% of its total assets in below investment grade debt securities and up to 25% of its total assets in foreign securities, including both securities denominated in foreign currencies and U.S. dollar denominated securities of foreign issuers.  The Total Return Fund invests primarily in debt securities, which may be represented by derivative investments that provide exposure to debt securities such as futures, options and swap agreements, and primarily in investment grade debt securities and in unrated securities that the investment manager deems are of comparable quality with up to 20% of its total assets in non-investment grade securities and up to 25% of its total assets in foreign securities, including up to 20% of its total assets in non-U.S. dollar denominated securities and up to 10% of its total assets in emerging market securities.  The Total Return Fund also may invest in inflation-indexed securities issued by the U.S. Treasury.

Portfolio Overlap.  Management expects that the Total Return Fund will hold approximately 80% of the portfolio holdings of the Real Return Fund and that approximately 20% of the Real Return Fund’s portfolio holdings will be sold in connection with the Transaction.
Tax-Free Nature of Reorganization.  The Transaction is anticipated to be treated as a tax-free reorganization for federal income tax purposes.
Costs of the Transaction.  Each Fund will pay 25% of the expenses of the Transaction, including proxy solicitation costs.  FAV will pay the remaining 50% of such expenses.  The total amount of the expenses for the Transaction is estimated to be approximately $199,609 (or approximately $49,902 to be paid by each Fund) and will be allocated in the foregoing manner whether or not the Transaction is consummated.  However, in light of the current expense waivers, FAV or an affiliate will ultimately pay each Fund’s portion of the Transaction expenses.
Based upon its evaluation of the relevant information presented to it, and in light of its fiduciary duties under federal and state law, the Board, on behalf of the Real Return Fund and the Total Return Fund, including all of the Independent Trustees, concluded that participating in the Transaction is in the best interests of the Real Return Fund and the Total Return Fund, respectively, and that no dilution of value would result to the respective shareholders of the Real Return Fund and the Total Return Fund from the Transaction.  The Board unanimously approved the Plan on July 17, 2019, and unanimously recommended that shareholders of the Real Return Fund vote to approve the Plan.
FOR THE REASONS DISCUSSED ABOVE, THE BOARD, ON BEHALF OF THE REAL RETURN FUND, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PLAN
INFORMATION ABOUT THE TRANSACTION
This is only a summary of the Plan.  You should read the form of the Plan, which is attached as Exhibit A to this  Prospectus/Proxy Statement, for more complete information about the Transaction.
How will the Transaction be carried out?
If the shareholders of the Real Return Fund approve the Plan, the Transaction will be completed after various conditions are satisfied, including the preparation of certain documents.  If the shareholders of the Real Return Fund do not approve the Plan, the Transaction will not take place, and the Real Return Fund will continue to operate as it currently does, and the Board will consider such other actions as it deems necessary or appropriate.
If the shareholders of the Real Return Fund approve the Plan, the officers of the Trust will determine a specific date, called the “closing date,” for the actual Transaction to take place.  The Real Return Fund will transfer substantially all of its assets, free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders’ rights of redemption), to the Total Return Fund on the closing date, which is scheduled to occur on or about January 31, 2020 (the “Closing Date”), but which may occur on an earlier or later date as the officers of the Trust may set.  The Total Return Fund will not assume any liabilities of the Real Return Fund, whether accrued or contingent, known or unknown, and the Trust, on behalf of the Real Return Fund, will use its reasonable best efforts to discharge all of the known liabilities of the Real Return Fund.  In exchange, the Trust will issue the Total Return Fund Shares that have an aggregate NAV equal to the dollar value of the assets delivered to the Total Return Fund by the Trust on behalf of the Real Return Fund.  The Trust, on behalf of the Real Return Fund, will distribute to its shareholders the Total Return Fund Shares it receives.  Each shareholder of the Real Return Fund will receive the Total Return Fund Shares with an aggregate NAV equal to the aggregate NAV of his or her shares of the Real Return Fund.  The share transfer books of the Real Return Fund will be permanently closed as of 1:00 p.m., Pacific time, on the Closing Date.  The Real Return Fund will accept requests for redemptions only if received in proper form before 1:00 p.m., Pacific time, on the Closing Date.  Requests received after that time will be considered requests to redeem Total Return Fund Shares.  Prior to the Closing Date, the Trust, on behalf of the Real Return Fund, will pay or make provision for payment of all of its remaining liabilities, if any.  At the closing, each shareholder of record of the Real Return Fund shall have the right to receive any unpaid dividends or distributions declared prior to the closing, including any declared dividend or distribution, with respect to shares of the Real Return Fund that such shareholder had on the distribution record date.  The Real Return Fund will then terminate its existence, liquidate, and dissolve.
The obligations of the Funds under the Plan are subject to various conditions, including:
•
the Total Return Fund’s Registration Statement on Form N-14 under the Securities Act of 1933, of which this Prospectus/Proxy Statement is a part, shall have been filed with the SEC, such Registration Statement shall have become effective, no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated);

•	the shareholders of the Real Return Fund shall have approved the Transaction; and

•
the Trust shall have received the tax opinion described below that the consummation of the Transaction will not result in the recognition of gain or loss for federal income tax purposes for the Real Return Fund, the Total Return Fund, or their shareholders.

The Trust may terminate or abandon the Plan at any time before or after the approval of the Plan by the shareholders of the Real Return Fund.
Who will pay the expenses of the Transaction?
Each Fund will pay 25% of the total cost of the Transaction, and FAV will pay 50% of the total cost.  The total amount of such costs and expenses for the Transaction is estimated to be $199,609.  Thus, each Fund is expected to pay approximately $49,902 in connection with the Transaction.  However, in light of the current expense waivers that are in place for the Real Return Fund and the Total Return Fund, FAV or an affiliate will ultimately pay the each Fund’s portion of the Transaction expenses.

What should I know about the Total Return Fund Shares?
The Total Return Fund Shares that will be distributed to the Real Return Fund shareholders will have the same legal characteristics as the shares of the Real Return Fund with respect to such matters as voting rights, assessability, conversion rights, and transferability.
What are the capitalizations of the Funds and what might the Total Return Fund’s capitalization be after the Transaction?
The following table sets forth, as of July 18, 2019, the capitalizations of the Real Return Fund and the Total Return Fund.  The table also shows the projected capitalization of the Total Return Fund as adjusted to give effect to the proposed Transaction.  The capitalization of the Total Return Fund and its classes is likely to be different when the Transaction is actually consummated.
	Real Return Fund (Unaudited)	Total Return Fund (Unaudited)	Pro Forma Adjustments to Capitalization[1] (Unaudited)	Total Return Fund – Pro Forma[2] (Unaudited)
Net assets (all classes)	$170,544,687	$4,491,002,291		$4,661,546,978
Total shares outstanding (all classes)	17,152,342	455,455,262		472,768,795

Class A net assets	$126,145,822	$2,961,158,600		$3,087,304,422
Class A shares outstanding	12,680,699	300,718,402		313,525,084
Class A NAV per share	$9.95	$9.85		$9.85

Class C net assets	$19,863,295	$235,426,263		$255,289,558
Class C shares outstanding	2,019,040	24,083,124		26,114,136
Class C NAV per share	$9.84	$9.78		$9.78

Class R net assets	-	$21,951,477		$21,951,477
Class R shares outstanding	-	2,238,587		2,238,587
Class R NAV per share	-	$9.81		$9.81

Class R6 net assets	$13,169,187	$461,560,462		$474,729,649
Class R6 shares outstanding	1,315,160	46,557,216		47,886,095
Class R6 NAV per share	$10.01	$9.91		$9.91

Advisor Class net assets	$11,366,383	$810,905,489		$822,271,872
Advisor Class shares outstanding	1,137,443	81,857,933		83,004,893
Advisor Class NAV per share	$9.99	$9.91		$9.91

1.
Adjustments reflect the costs of the Transaction incurred by the Funds. In light of the current expense waivers that are in place for the Real Return Fund and the Total Return Fund, FAV or an affiliate will ultimately pay the each Fund’s portion of the Transaction expenses.

2.	Numbers are projected after the Transaction. The number of shares outstanding include adjustments related to the issuance of shares resulting from the Transaction.

At the closing of the Transaction, shareholders of the Real Return Fund will receive the Total Return Fund Shares based on the relative NAVs per share of the Funds as of 1:00 p.m., Pacific time, on the Closing Date.
COMPARISONS OF INVESTMENT GOALS, STRATEGIES, POLICIES AND RISKS
This section describes the similarities and compares the key differences between the investment goals, principal investment strategies and fundamental policies of the Funds, as well as the principal risks associated with such goals, strategies and policies.  The investment goals and certain investment policies of each Fund are fundamental, which means that they cannot be changed without the 1940 Act Majority Vote of that Fund’s outstanding shares.  Unless otherwise noted, the investment policies and strategies of each Fund are non-fundamental and may be changed without shareholder approval.  For a complete description of the Total Return Fund’s investment policies, strategies and risks, you should read the Total Return Fund Prospectus, which accompanies this Prospectus/Proxy Statement, and the Total Return Fund SAI, which is available upon request.
How do the investment goals and strategies of the Funds compare?
Investment Goals.  The investment goal of the Real Return Fund is total return that exceeds the rate of inflation over an economic cycle.  The investment goal of the Total Return Fund is high current income, consistent with preservation of capital, and, as a secondary goal, capital appreciation over the long term.
Principal Investment Strategies.  The following is a comparison of the Funds’ principal investment strategies, which are non-fundamental (i.e., they may be changed without shareholder approval) unless otherwise noted:
Real Return Fund	Total Return Fund
Investment Strategy Generally.  Under normal market conditions, the Real Return Fund seeks to allocate assets among investments to achieve the highest level of real return (total return less the rate of inflation) consistent with an acceptable level of risk.  The Real Return Fund shifts its investments among the following general asset classes and at any given time may have a substantial amount of its assets in any one class: inflation-indexed securities issued by governments, corporations and municipal issuers; investment grade debt securities issued by governments, corporations and municipal issuers; equity securities with high correlation to broad measures of inflation; and non-dollar denominated inflation-indexed securities.

Investment Strategy Generally.  Under normal market conditions, the Total Return Fund invests primarily in debt securities, which may be represented by derivative investments that provide exposure to debt securities such as futures, options and swap agreements.

Real Return Fund	Total Return Fund
Types of Debt Securities Held. Under current market conditions, the Real Return Fund expects to invest primarily in U.S. dollar denominated inflation-indexed securities.
Types of Debt Securities Held.  The debt securities in which the Total Return Fund may invest include government and corporate debt securities, mortgage- and asset-backed securities, floating interest rate corporate loans and debt securities and municipal securities.

Allocation Between Investment Grade and Non-Investment Grade Securities.  The Real Return Fund invests primarily in investment grade debt securities; however, the Real Return Fund may invest up to 20% of its total assets in below investment grade debt securities.

Allocation Between Investment Grade and Non-Investment Grade Securities.  Under normal market conditions, the Total Return Fund invests primarily in investment grade debt securities and in unrated securities that the investment manager deems are of comparable quality.  The Total Return Fund also may invest up to 20% of its total assets in non-investment grade securities, including up to 5% in securities rated lower than B- by S&P or Moody’s, which may include defaulted securities.  Excluding derivatives, the Total Return Fund invests no more than 33% of its total assets in non-investment grade debt securities, including no more than 5% in securities rated lower than B- by S&P or Moody’s, which may include defaulted securities.

Investment in Foreign Securities.  The Real Return Fund currently does not intend to invest more than 10% of its total assets in foreign securities (but may invest up to 25% of its total assets in foreign securities), whereas the Total Return Fund has no such limitation.

Investment in Foreign Securities.  The Total Return Fund may invest up to 25% of its total assets in foreign securities, including up to 20% of its total assets in non-U.S. dollar denominated securities and up to 10% of its total assets in emerging market securities.

Derivatives. Not applicable.
Derivatives.  To pursue its investment goals, the Total Return Fund regularly enters into various derivative transactions, including currency forwards, currency, interest rate/bond futures contracts and options on interest rate futures contracts, and swap agreements, including interest rate, fixed income total return, currency and credit default swaps, and options on interest rate and credit default swap agreements. The use of these derivative transactions may allow the Fund to obtain net long or short exposures to select currencies, interest rates, countries, duration or credit risks. These derivatives may be used to enhance Fund returns, increase liquidity, gain exposure to certain instruments or markets in a more efficient or less expensive way and/or hedge risks associated with its other portfolio investments.

Other Investments. A portion of the Real Return	Other Investments. The Total Return Fund may

Real Return Fund	Total Return Fund
Fund’s assets may be invested in exchange traded funds.
invest a portion of its assets in marketplace loans to consumers and small and mid-sized enterprises or companies, which may include loans for individual leases, that may be originated through online lending platforms; invest in many different securities issued or guaranteed by the U.S. government or by non-U.S. governments, or their respective agencies or instrumentalities, including mortgage-backed securities, inflation-indexed securities and to-be-announced transactions; invest a small portion of its assets directly in mortgage loans; invest in mortgage dollar rolls; invest significantly in complex fixed income securities, such as collateralized debt obligations invest in other investment companies, including exchange-traded funds; and invest, directly or through other Franklin Templeton funds, in corporate loans made to, or issued by, borrowers that are U.S. companies, foreign borrowers and U.S. subsidiaries of foreign borrowers which typically have floating interest rates.

The Total Return Fund may invest in other investment companies, including exchange-traded funds, to gain exposure to certain asset classes.

Asset Allocation.  The Real Return Fund uses an active asset allocation strategy to try to achieve its goal of total return that exceeds the rate of inflation over an economic cycle by allocating its assets among securities in various market sectors based on the investment manager’s assessment of changing economic, global market, industry, and issuer conditions.
Asset Allocation. None
Security Selection.  The investment manager uses a “top-down” analysis of macroeconomic trends combined with a “bottom-up” fundamental analysis of market sectors, industries, and issuers to try to take advantage of varying sector reactions to economic events. The investment manager will evaluate country risk, business cycles, yield curves, and values between and within markets.

Security Selection.  The investment manager uses a “top-down” analysis of macroeconomic trends, combined with a “bottom-up” fundamental analysis of market sectors, industries and issuers, to try to take advantage of varying sector reactions to economic events.

How do the fundamental investment policies of the Funds differ?
 The fundamental investment policies of the Funds regarding borrowing money, acting as underwriter, purchasing or selling real estate, issuing senior securities, purchasing the securities of any one issuer, and investment diversification are identical.  The fundamental policies of the

Funds regarding making loans are identical except for the non-material qualifying language found in the asterisk in the chart below with regard to the Real Return Fund.

Real Return Fund may not:	Total Return Fund may not:
Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other persons, including other investment companies to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.  This limitation does not apply to (i) the lending of portfolio securities, (ii) the purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (iii) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan.*
*In general, “direct corporate loans” or direct investments in corporate loans are investments in new corporate loans where the Fund may invest as an initial investor and have a direct contractual relationship with the borrower (as opposed to a participation interest where the fund’s sole contractual relationship is with the seller of the interest).  Purchasing a loan or an interest in a loan in this fashion would allow the Fund to avoid the credit risk of the agent bank or other intermediary.

Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other persons, including other investment companies to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.  This limitation does not apply to (i) the lending of portfolio securities, (ii) the purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (iii) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan.

The fundamental policies regarding the purchase or sale of commodities and industry concentration are materially different for each of the Funds.
Real Return Fund may not:	Total Return Fund may not:
Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) engaging in transactions involving currencies and futures contracts and options thereon or (ii) investing in securities or other instruments that are secured by physical commodities.

Invest more than 25% of the Fund’s net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).**
**To the extent that the Fund invests in underlying funds, the Fund confirms that it will take into account the holdings of the affiliated underlying funds in which it invests and will not

Purchase or sell commodities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

Concentrate (invest more than 25% of its total assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).

Real Return Fund may not:	Total Return Fund may not:
ignore information about unaffiliated underlying funds.

What are the principal investment risks associated with investments in the Funds?
Like all investments, an investment in a Fund involves risk.  There is no assurance that any mutual fund will meet its investment goals.  The achievement of the Funds’ investment goals depends upon market conditions, generally, and on the Investment Manager’s analytical and portfolio management skills.  For more information about the principal investment risks associated with investments in the Funds, see each Fund’s Prospectus under the heading “Fund Details – Principal Risks” and each Fund’s SAI under the heading “Goals, Strategies and Risks.”
Below are the principal investment risks of each Fund.  Unless noted otherwise, the principal investment risk applies to both Funds.
Principal Investment Risks Common to Both Funds:

Market.   The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Interest Rate.  When interest rates rise, debt security prices generally fall. The opposite is also generally true: debt security prices rise when interest rates fall. Interest rate changes are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for bonds. In general, securities with longer maturities or durations are more sensitive to interest rate changes.

Credit.  An issuer of debt securities may fail to make interest payments or repay principal when due, in whole or in part. Changes in an issuer’s financial strength or in a security’s credit rating may affect a security’s value.

Income.  A Fund’s distributions to shareholders may decline when prevailing interest rates fall, when the Fund experiences defaults on debt securities it holds, or when the Fund realizes a loss upon the sale of a debt security.

Management.   A Fund is subject to management risk because it is an actively managed investment portfolio.  A Fund’s investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Foreign Securities (non-U.S.).   Investing in foreign securities typically involves more risks than investing in U.S. securities, including risks related to currency exchange rates and policies, country or government specific issues, less favorable trading practices or regulation and greater price volatility.  Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.
Additional Principal Investment Risks to which the Real Return Fund is Subject:

Inflation-Indexed Securities.  Inflation-indexed securities have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-indexed security decreases when real interest rates increase, and increases when real interest rates decrease. Interest payments on inflation-indexed securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable.

Investing in ETFs.  The Fund’s investment in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETFs’ underlying securities. These risks include the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities; an ETF may trade at a premium or discount to its net asset value; or an ETF may not replicate exactly the performance of the benchmark index it seeks to track. In addition, investing in an ETF may also be more costly than if a Fund had owned the underlying securities directly. The Fund, and indirectly shareholders of the Fund, bear a proportionate share of the ETF’s expenses, which include management and advisory fees and other expenses. In addition, the Fund pays brokerage commissions in connection with the purchase and sale of shares of ETFs.

Additional Principal Investment Risks to which the Total Return Fund is Subject:

Mortgage Securities and Asset-Backed Securities.  Mortgage securities differ from conventional debt securities because principal is paid back periodically over the life of the security rather than at maturity. The Fund may receive unscheduled payments of principal due to voluntary prepayments, refinancings or foreclosures on the underlying mortgage loans. Because of prepayments, mortgage securities may be less effective than some other types of debt securities as a means of “locking in” long-term interest rates and may have less potential for capital appreciation during periods of falling interest rates. A reduction in the anticipated rate of principal prepayments, especially during periods of rising interest rates, may increase or extend the effective maturity of mortgage securities, making them more sensitive to interest rate changes, subject to greater price volatility, and more susceptible than some other debt securities to a decline in market value when interest rates rise. Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Like mortgage securities, asset-backed securities are subject to prepayment and extension risks.

High-Yield Debt Securities.  Issuers of lower-rated or “high-yield” debt securities (also known as “junk bonds”) are not as strong financially as those issuing higher credit quality debt securities. High-yield debt securities are generally considered predominantly speculative by the applicable rating agencies as their issuers are more likely to encounter financial difficulties because they may be more highly leveraged, or because of other considerations. In addition, high yield debt securities generally are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. The prices of high-yield debt securities generally fluctuate more than those of higher credit quality. High-yield debt securities are generally more illiquid (harder to sell) and harder to value.

Floating Rate Corporate Investments.  Floating rate corporate loans and corporate debt securities generally have credit ratings below investment grade and may be subject to resale restrictions. They are often issued in connection with highly leveraged transactions, and may be subject to greater credit risks than other investments including the possibility of default or bankruptcy. In addition, a secondary market in corporate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to accurately value existing and prospective investments and to realize in a timely fashion the full value on sale of a corporate loan. A significant portion of floating rate investments may be “covenant lite” loans that may contain fewer or less restrictive constraints on the borrower or other borrower-friendly characteristics.

Derivative Instruments.  The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivatives involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains)
in an amount that exceeds the Fund’s initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security, interest rate, index or other risk being hedged. Derivatives also may present the risk that the other party to the transaction will fail to perform.

Collateralized Debt Obligations (CDOs).  The risks of an investment in a CDO, a type of asset backed security, depend largely on the type of collateral held by the special purpose entity (SPE) and the tranche of the CDO in which the Fund invests. CDOs may be deemed to be illiquid securities and subject to the Fund’s restrictions on investments in illiquid securities. In addition to the normal risks associated with debt securities and asset backed securities (e.g., interest rate risk, credit risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or quality or go into default or be downgraded; (iii) the Fund may invest in tranches of a CDO that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment.

Marketplace Loans.  Marketplace loans are subject to the risks associated with debt investments generally, including but not limited to, interest rate, credit, liquidity, high yield debt, market and income risks. Marketplace loans generally are not rated by rating agencies, are often unsecured, and are highly risky and speculative investments. Lenders and investors, such as the Fund, assume all of the credit risk on the loans they fund or purchase and there are no assurances that payments due on underlying loans will be made. In addition, investments in marketplace loans may be adversely affected if the platform operator or a third-party service provider becomes unable or unwilling to fulfill its obligations in servicing the loans. Moreover, the Fund may have limited information about the underlying marketplace loans and information provided to the platform regarding the loans and the borrowers’ credit information may be incomplete, inaccurate or outdated. It also may be difficult for the Fund to sell an investment in a marketplace loan before maturity at the price at which the Fund believes the loan should be valued because these loans typically are considered by the Fund to be illiquid securities.

Currency Management Strategies. Currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the investment manager expects. In addition, currency management strategies, to the extent that they reduce the Fund’s exposure to currency risks, may also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.

Sovereign Debt Securities. Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign investments generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government may be subject. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments. In the event of a default on sovereign debt, the Fund may also have limited legal recourse against the defaulting government entity.

Emerging Market Countries.  The Fund’s investments in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities and currency markets, including: delays in settling portfolio transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

Extension.  Some debt securities, particularly mortgage-backed securities, are subject to the risk that the debt security’s effective maturity is extended because calls or prepayments are less or slower than anticipated, particularly when interest rates rise. The market value of such security may then decline and become more interest rate sensitive.

Prepayment.  Prepayment risk occurs when a debt security can be repaid in whole or in part prior to the security’s maturity and the Fund must reinvest the proceeds it receives, during periods of declining interest rates, in securities that pay a lower rate of interest. Also, if a security has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Prepayments generally increase when interest rates fall.

Mortgage Dollar Rolls.  In a mortgage dollar roll, the Fund takes the risk that: the market price of the mortgage-backed securities will drop below their future repurchase price; the securities that it repurchases at a later date will have less favorable market characteristics; the other party to the agreement will not be able to perform; the roll adds leverage to the Fund’s portfolio; and, it increases the Fund’s sensitivity to interest rate changes. In addition, investment in mortgage dollar rolls may increase the portfolio turnover rate for the Fund.

Liquidity.  From time to time, the trading market for a particular security or type of security or other investments in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities or other investments when necessary to meet the Fund’s liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous.
Reduced liquidity will also generally lower the value of such securities or other investments. Market prices for such securities or other investments may be relatively volatile.

Variable Rate Securities.  Because changes in interest rates on variable rate securities (including floating rate securities) may lag behind changes in market rates, the value of such securities may decline during periods of rising interest rates until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on variable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities.

FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION
The following is a general summary of the material U.S. federal income tax consequences of the Transaction and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change, possibly with retroactive effect.  These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances.  These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account, such as an individual retirement account (IRA) or qualified retirement plan.
The Transaction is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Code.  The principal federal income tax consequences that are expected to result from the Transaction are as follows:

•	no gain or loss will be recognized by the Real Return Fund or the shareholders of the Real Return Fund as a direct result of the Transaction;
•	no gain or loss will be recognized by the Total Return Fund as a direct result of the Transaction;
•	the basis of the assets of the Real Return Fund received by the Total Return Fund will be the same as the basis of these assets in the hands of the Real Return Fund immediately before the Transaction;
•	the holding period of the assets of the Real Return Fund received by the Total Return Fund will include the period during which such assets were held by the Real Return Fund;
•
the aggregate tax basis of the shares of the Total Return Fund to be received by a shareholder of the Real Return Fund as part of the Transaction will be the same as the shareholder’s aggregate tax basis of the shares of the Real Return Fund; and

•
the holding period of the shares of the Total Return Fund received by a shareholder of the Real Return Fund as part of the Transaction will include the period that the shareholder held the shares of the Real Return Fund (provided that such shares of the Real Return Fund are capital assets in the hands of such shareholder as of the Closing Date).

Neither of the Funds has requested nor will request an advance ruling from the IRS as to the U.S. federal income tax consequences of the Transaction.  As a condition to closing, Stradley Ronon Stevens & Young, LLP will render a favorable opinion to the Real Return Fund and the Total Return Fund as to the foregoing federal income tax consequences of the Transaction, which opinion will be conditioned upon, among other things, the accuracy, as of the Closing Date, of certain representations of each Fund upon which Stradley Ronon Stevens & Young, LLP will rely in rendering its opinion.  Notwithstanding the foregoing, no opinion will be expressed as to the effect of the Transaction on the Real Return Fund, the Total Return Fund, or any Real Return Fund shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on termination or transfer thereof) under a mark-to-market system of accounting.  A copy of the opinion will be filed with the SEC and will be available for public inspection after the Closing Date of the Transaction.  See “INFORMATION ABOUT THE FUNDS.”
Opinions of counsel are not binding upon the IRS or the courts.  If the Transaction is consummated but the IRS or the courts were to determine that the Transaction did not qualify as a tax-free reorganization under the Code, and thus was taxable, the Real Return Fund would recognize gain or loss on the transfer of its assets to the Total Return Fund, and each shareholder of the Real Return Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Real Return Fund shares and the fair market value of the shares of the Total Return Fund it received.
Final Dividend or Other Distributions.  Prior to the closing of the Transaction, the Real Return Fund will be required to distribute substantially all previously undistributed investment company taxable income (that is, generally, net investment income plus net short-term capital gains) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses), if any, generated through the Closing Date.

Repositioning of the Real Return Fund’s Portfolio Assets.  FAV currently estimates that a portion of the Real Return Fund’s portfolio assets may be sold before the closing of the Transaction as part of a portfolio repositioning and separate from normal portfolio turnover.  Such possible sales may depend in part on market conditions and upon the possible need to sell additional portfolio securities to meet redemptions prior to the closing of the Transaction.  In addition, some securities will need to be sold as they do not meet the prospectus allowances for the remaining fund.  This mainly includes the equity positions in the fund currently.  These sales may result in the realization of capital gains, reduced by any available capital loss carryovers, which would be distributed to shareholders.  The amount of any capital gains that may be realized and distributed to the shareholders will depend upon a variety of factors, including the Real Return Fund’s net unrealized appreciation in the value of its portfolio assets at that time.  Taking into account the Real Return Fund’s net unrealized depreciation in portfolio assets on a tax basis at October 31, 2018 of $(3,724,858) ($(0.1894) per share; (1.94)% of net asset value) and the total capital loss carryovers available as of such date to offset any capital gains realized by the Real Return Fund of $26,119,235 not subject to expiration, it is not anticipated that the sale of a portion of the portfolio assets prior to the closing of the Transaction should result in any material amounts of capital gains being distributed to shareholders.
Additionally, if the sale of such portfolio assets occurs after the closing of the Transaction, the ability of the combined Total Return Fund to fully use the Real Return Fund’s capital loss carryovers as of the closing, if any, to offset the resulting capital gain may be limited as described below, which may result in shareholders of the Total Return Fund receiving a greater amount of capital gain distributions than they would have had if the Transaction had not occurred.  Transaction costs also may be incurred due to the repositioning of the portfolio.  Management believes that these portfolio transaction costs will be immaterial in amount.
General Limitation on Capital Losses.  Assuming the Transaction qualifies as a tax-free reorganization, as expected, the Total Return Fund will succeed to the capital loss carryovers, if any, of the Real Return Fund upon the closing of the Transaction for federal income tax purposes.  The capital loss carryovers of both Funds will be available to offset future gains recognized by the combined Total Return Fund, subject to limitations under the Code, as described further below.  Where these limitations apply, all or a portion of a Fund’s capital loss carryovers may become unavailable, the effect of which may be to accelerate the recognition of taxable gain to the combined Total Return Fund and its shareholders post-closing.
First, a Fund’s capital loss carryovers are subject to an annual limitation if that Fund undergoes a more than 50% change in ownership.  Capital losses of a Fund arising in its taxable year beginning after December 22, 2010 or thereafter may be carried forward indefinitely to offset future capital gains; capital losses arising in earlier taxable years generally may be carried forward only to each of the eight (8) taxable years succeeding the loss year.   The Transaction will result in a more than 50% “change in ownership” of the Real Return Fund, the smaller of the two Funds.  Accordingly, the capital loss carryovers of the combined Total Return Fund, increased by any current year loss or decreased by any current year gains, together with any net unrealized depreciation in the value of its portfolio investments (collectively, its “aggregate capital loss carryovers”), are expected to become subject to an annual limitation.  Second, if either Fund has net unrealized built-in gains at the time of the Transaction, for five (5) years beginning after that date, such built-in gains, when realized, may not be offset by the losses (including any capital loss carryovers and “built-in losses”) of the other Fund.  Third, the capital losses of the Real Return Fund that may be used by the Total Return Fund (including to offset any “built-in gains” of the Real Return Fund itself) for the first taxable year ending after the Closing Date will be limited to an amount equal to the capital gain net income of the Total Return Fund for such taxable year (excluding capital loss carryovers) treated as realized post-closing based on the number of days remaining in such year.

The aggregate capital loss carryovers of the Real Return Fund and the approximate annual limitation on the use by the corresponding Total Return Fund, post-closing, of the smaller Fund’s capital loss carryovers following the Transaction are below.  The annual limitation is based on the long-term tax-exempt rate for ownership changes as of June 2019 of 2.19%.
	Real Return Fund	Total Return Fund
	As of 10/31/2018	As of 10/31/2018
Aggregate capital loss carryovers	$26,119,235	$198,842,837
Unrealized appreciation (depreciation) on a tax basis	$(3,724,858)	$(125,186,729)
Net asset value as of Oct. 31, 2018	$191,635,082	$4,081,901,017
Annual limitation	$4,196,808	N/A

Appreciation in Value of Investments.  Shareholders of the Real Return Fund will receive a proportionate share of any taxable income and gains realized by the Total Return Fund and not distributed to its shareholders prior to the Transaction when such income and gains are eventually distributed by the combined Total Return Fund.  As a result, shareholders of the Real Return Fund may receive a greater amount of taxable distributions than they would have if the Transaction had not occurred.  In addition, if the combined Total Return Fund, following the Transaction, has proportionately greater unrealized appreciation in its portfolio investments as a percentage of its net asset value than the Real Return Fund, shareholders of the Real Return Fund, post-closing, may receive greater amounts of taxable gain as such portfolio investments are sold than they otherwise might have if the Transaction had not occurred.  At October 31, 2018 neither fund had unrealized appreciation.  The unrealized depreciation in value of investments as a percentage of its net asset value at October 31, 2018 was (1.94)% for the Real Return Fund, compared to (3.07)% for the Total Return Fund.  As a result, shareholders of the Real Return Fund may receive a lesser amount of taxable capital gain distributions than they would have had the Transaction not occurred.
You should consult your tax adviser regarding the effect, if any, of the Transaction in light of your particular circumstances, as well as the state and local tax consequences, if any, of the Transaction because this discussion only relates to the federal income tax consequences.

INFORMATION ABOUT THE FUNDS
Information about each Fund is included in such Fund’s Prospectus.  The Real Return Fund Prospectus and the Total Return Fund Prospectus are both incorporated by reference into and are considered a part of this Prospectus/Proxy Statement.  The Total Return Fund Prospectus also accompanies this Prospectus/Proxy Statement.  Additional information about the Funds is included in each Fund’s SAI.  The Real Return Fund SAI and the Total Return Fund SAI are incorporated into the Real Return Fund Prospectus and Total Return Fund Prospectus, respectively, and into the SAI dated September 16, 2019 relating to this Prospectus/Proxy Statement, each of which has been filed with the SEC.  The SAI relating to this Prospectus/Proxy Statement is also considered part of this Prospectus/Proxy Statement.  Information about the Funds is also included in each Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2018 and each Fund’s Semi-Annual Report to Shareholders for the fiscal period ended April 30, 2019, as well as on the Funds’ website at franklintempleton.com.
You may request a free copy of each Fund’s Prospectus, SAI, Annual or Semi-Annual Report to Shareholders, the SAI relating to this Prospectus/Proxy Statement, and other information by calling (800) DIAL-BEN/342-5236 or by writing to a Fund at P.O. Box 997151, Sacramento, CA  95899-7151.
The Trust, on behalf of the Funds, files proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the “1940 Act”).  You can obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address:  publicinfo@sec.gov. This information is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.
FURTHER INFORMATION ABOUT THE FUNDS
The following is a discussion of the organization of the Funds and, where applicable, of the Trust.  More detailed information about each Fund’s current structure is contained in a Fund’s SAI.
Comparison of Capital Structure.  Each Fund is a diversified series of the Trust.  The Trust is an open-end management investment company, commonly called a mutual fund.  The Trust was originally organized as a Massachusetts business trust on December 22, 1986, was reorganized as a Delaware statutory trust on March 1, 2008, and is registered with the SEC.
The authorized number of shares of each Fund is unlimited, each without par value, and each Fund may issue fractional shares.  Shares of each Fund are fully paid and nonassessable and have no preference, preemptive or subscription rights.  The Real Return Fund and the Total Return Fund shareholders have no appraisal rights.
Comparison of Voting Rights.  Shares of each class of a Fund represent proportionate interests in such Fund’s assets.  On matters that affect a Fund as a whole, each class has the same voting and other rights and preferences as any other class.  On matters that affect only one class, only shareholders of that class may vote.  Each class votes separately on matters affecting only that class, or matters expressly required to be voted on separately by class by state or federal law.

Shares of each class of a Fund have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole.  For each Fund, each whole share is entitled to one vote as to any matter on which it is entitled to vote, and each fractional share carries a proportionate fractional vote.  Shareholders of the Funds are not entitled to cumulative voting rights in the election of trustees, and this gives holders of more than 50% of the shares of the Trust voting the ability to elect all of the members of the Board.  If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

Proposals Subject to Shareholder Approval.  The 1940 Act provides that shareholders of the Funds have the power to vote with respect to certain matters; specifically, for the election of trustees, the selection of auditors (under certain circumstances), approval of investment management agreements and certain amendments to plans of distribution, and amendments to policies, goals or restrictions deemed to be fundamental.  In addition, shareholders of each Fund are granted the power to vote on certain matters by the laws governing Delaware statutory trusts and by the Trust’s Agreement and Declaration of Trust (“Trust Instrument”).  For example, the Trust Instrument and By-Laws give shareholders the power to vote only on:  (i) such matters required by the Trust Instrument, the By-Laws, the 1940 Act, other applicable law and any registration statement of the Trust filed with the SEC, the registration of which is effective; and (ii) such other matters as the Board may consider necessary or desirable.
Quorum and Vote Required to Approve the Proposal.  Quorum for a shareholders’ meeting of a Fund is generally forty percent (40%) of the shares entitled to vote which are present in person or by proxy.  Under the Trust Instrument, to the extent a larger vote is not required by applicable law, a majority of the votes cast at a meeting at which a quorum is present generally shall decide any questions, with the exception that Trustees are elected by not less than a plurality of the votes cast at such a meeting.
Setting a Record Date.  The Trust Instrument establishes the maximum number of days prior to a shareholders’ meeting during which a record date may be set by the Board.  The minimum number of days is 10 and the maximum number of days is 120 for both Funds.  A determination of shareholders of record entitled to notice of or to vote at a shareholders’ meeting applies to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting and shall fix a new record date for any meeting that is adjourned for more than one hundred and eighty (180) days from the record date set for the original meeting.
Legal Structures.  Mutual funds formed under the Delaware Statutory Trust Act (the “DSTA”), such as the Trust, are granted a significant amount of operational flexibility with respect to features, rights and obligations of the statutory trust and its trustees and shareholders in their organizational instruments.  Mutual funds organized as Delaware statutory trusts have benefited from this flexibility to streamline their operations and minimize expenses.  For example, mutual funds organized as Delaware statutory trusts are not required to hold annual shareholders’ meetings if meetings are not otherwise required by the federal securities laws or their declarations of trust or bylaws, and such funds may create new classes or series of shares without having to obtain the approval of shareholders.  In addition, a fund may provide in its governing documents that certain fund transactions, such as certain mergers, reorganizations and liquidations, may go forward with only trustee approval and not a shareholder vote; such funds are still subject, however, to the voting requirements of the 1940 Act.

Limited Liability for Shareholders.  Under the DSTA, shareholders of the Funds are entitled to the same limitation of personal liability as is extended to shareholders of a corporation organized for profit under the Delaware General Corporation Law.
Boards of Trustees.  Pursuant to the DSTA and the Trust Instrument, the responsibility for the general oversight of each Fund is vested in the Board, which, among other things, is empowered by the Trust Instrument to elect officers and provide for the compensation of agents, consultants and other professionals to assist and advise in the management of the Funds.  Pursuant to the Trust Instrument, no Trustee shall be liable for any act or omission or any conduct whatsoever in his or her capacity as Trustee, except for an act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.
Inspection Rights.  Each Fund provides shareholders certain inspection rights of its books and records, to at least the extent required by applicable law.
VOTING INFORMATION
How many votes are necessary to approve the Plan?
A 1940 Act Majority Vote, as defined herein, of the outstanding shares of the Real Return Fund is required to approve the Plan.  Each Real Return Fund shareholder will be entitled to one vote for each full share, and a proportionate fractional vote for each fractional share, of the Real Return Fund held at the close of business on September 13, 2019 (the “Record Date”).  If sufficient votes to approve the Plan are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitation of proxies.
Forty percent (40%) of the Real Return Fund’s outstanding shares entitled to vote in person or by proxy as of the Record Date shall be a quorum for the transaction of business at the Meeting.  Under relevant state law and the Trust Instrument, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as votes present at the Meeting; abstentions and broker non-votes, however, will not be treated as votes cast at such Meeting.  Thus, under the Trust Instrument, abstentions and broker non-votes will be included for purposes of determining whether a quorum is present, but will have the same effect as a vote against the Plan.  However, it is the Trust’s understanding that because broker‑dealers, in the absence of specific authorization from their customers, will not have discretionary authority to vote any shares held beneficially by their customers on the single matter expected to be presented at the Meeting, there are unlikely to be any “broker non-votes” at the Meeting.
How do I ensure my vote is accurately recorded?
You may vote in one of four ways:
• By mail, with the enclosed proxy card;
• In person at the Meeting;
•	By telephone (if eligible); or

•	Through the Internet (if eligible).

A proxy card is, in essence, a ballot.  When you vote your proxy, it tells us how you want to vote on important issues relating to the Real Return Fund.  If you simply sign, date and return the proxy card but give no voting instructions, your shares will be voted “FOR” the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.  If your shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker of record and present it at the Meeting.
May I revoke my proxy?
You may revoke your proxy at any time before it is voted by sending a written notice to the Real Return Fund expressly revoking your proxy, by signing and forwarding to the Real Return Fund a later-dated proxy card that is received at or prior to the Meeting, or by attending the Meeting and voting in person.  If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke a previously executed proxy.
What other matters will be voted upon at the Meeting?
The Board does not intend to bring any matters before the Meeting other than that described in this Prospectus/Proxy Statement.  The Board is not aware of any other matters to be brought before the Meeting by others.  If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.
Who is entitled to vote?
Shareholders of record of the Real Return Fund on the Record Date will be entitled to vote at the Meeting.  The following table shows the number of shares of each class and the total number of outstanding shares of the Real Return Fund as of the Record Date:
Class	Shares Outstanding
Class A	11,755,585.517
Class C	1,933,934.491
Class R6	1,262,555.153
Advisor Class	1,073,282.716
Total	16,025,357.877

How will proxies be solicited?
AST Fund Solutions, a professional proxy solicitation firm (the “Solicitor”), has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $43,000.  The Trust, on behalf of the Real Return Fund, expects that the solicitation will be primarily by mail.  As the date of the Meeting approaches, however, certain Real Return Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received.  Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Real Return Fund.  Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below.  The Trust believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail or by other acceptable means.  If the shareholder is a corporation or other entity, the Solicitor representative is required to ask for the person’s title and for confirmation that the person is authorized to direct the voting of the shares.  If the information solicited agrees with the information provided to the Solicitor, then the Solicitor representative may ask for the shareholder’s instructions on the proposal described in this Prospectus/Proxy Statement.  Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than by reading any recommendation set forth in this Prospectus/Proxy Statement.  The Solicitor representative will record the shareholder’s instructions on the proxy card.  Within 72 hours, the shareholder will be sent a letter to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.
If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or over the Internet, the shareholder may submit the proxy card originally sent with this Prospectus/Proxy Statement or attend in person.
The Trust, on behalf of the Real Return Fund, will request broker-dealer firms, custodians, nominees, and fiduciaries to forward proxy material to the beneficial owners of the shares of record.  The Trust, on behalf of the Real Return Fund, may reimburse broker-dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.  In addition, certain officers and representatives of the Trust or its affiliates, who will receive no extra compensation for their services, may solicit proxies by telephone or personally.
The Trust, on behalf of the Real Return Fund, expects that, before the Meeting, broker-dealer firms holding shares of the Real Return Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners.  If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Trust understands that current New York Stock Exchange rules do not permit the broker-dealers to vote on the Plan, on behalf of their customers and beneficial owners.  Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

Are there dissenters’ rights?
If the Transaction is approved at the Meeting, shareholders of the Real Return Fund will not have the right to dissent and obtain payment of the fair value of their shares because the Trust Instrument provides that no shareholder is entitled, as a matter of right, to relief as a dissenting shareholder in respect of any proposal or action involving the Trust.  Shareholders of the Real Return Fund, however, will be able to redeem or exchange shares of the Real Return Fund at NAV (subject to any applicable CDSC) until the Closing Date of the Transaction.  After the Closing Date, shareholders may redeem the Total Return Fund Shares or exchange them for shares of certain other Franklin Templeton funds.  Redemptions are subject to the terms and conditions in the prospectus of the respective Fund.

PRINCIPAL HOLDERS OF SHARES
As of the Record Date, the officers and trustees of the Trust, as a group, owned of record and beneficially less than 1% of the outstanding voting shares of either Fund.
From time to time, the number of Fund shares held in “street name” accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.  To the knowledge of the Funds, no person owned (beneficially or of record) 5% or more of the outstanding shares of any class of either Fund as of the Record Date, except as listed in Exhibit C to this Prospectus/Proxy Statement.  Upon completion of the Transaction, the percentage of the then outstanding shares of the Real Return Fund owned by persons disclosed in Exhibit C as owning 5% or more of the Funds’ outstanding shares is expected to decline.
SHAREHOLDER PROPOSALS
Neither the Real Return Fund nor the Total Return Fund is required to hold, and neither intends to hold, regular annual meetings of shareholders.  A shareholder who wishes to submit a proposal for consideration for inclusion in a proxy statement of the Real Return Fund or the Total Return Fund for the next meeting of shareholders (if any) should send a written proposal to the Trust’s offices at One Franklin Parkway, San Mateo, California 94403-1906, Attention:  Secretary, so that it is received within a reasonable time in advance of such meeting in order to be included in the proxy statement of the applicable Fund and proxy card relating to that meeting and presented at the meeting.  A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal securities laws, state law, and other governing instruments.
Submission of a proposal by a shareholder does not guarantee that the proposal will be included in a proxy statement or presented at the meeting.

ADJOURNMENT
The holders of a majority of the shares present (in person or by proxy) and entitled to vote with respect to the Real Return Fund at the Meeting, whether or not a quorum is present, or the chairperson of the Board, the president of the Trust (in the absence of the chairperson of the Board), or any vice president or other authorized officer of the Trust (in the absence of the president) may adjourn the Meeting.  Such authority to adjourn the Meeting may be used for any reason whatsoever, including to allow time for further solicitation of proxies.  Any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment and any business may be transacted at the adjourned meeting that might have been transacted at the Meeting.  Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote as instructed by management of the Real Return Fund on questions of adjournment, to the extent permitted under applicable federal securities laws, state law, and the Trust’s governing instruments.  If the Meeting is adjourned to another time or place, written notice need not be given of the adjourned meeting if the time and place is announced at the Meeting, unless a new record date is fixed or unless the adjournment is for more than sixty days after the date of the original meeting.

By Order of the Board of Trustees of the Trust,
Steven J. Gray
Co-Secretary
September 16, 2019

GLOSSARY
Useful Terms and Definitions
1940 Act — The Investment Company Act of 1940, as amended.
1940 Act Majority Vote — The affirmative vote of the lesser of: (i) a majority of the outstanding shares of the Real Return Fund, or (ii) 67% or more of the outstanding shares of the Real Return Fund present or represented by proxy at the Meeting if the holders of more than 50% of the outstanding shares of the Real Return Fund are present or represented by proxy.
CDSC — Contingent deferred sales charge.
Distributors — Franklin Templeton Distributors, Inc., One Franklin Parkway, San Mateo, California 94403-1906, the principal underwriter for the Funds.
FAV — Franklin Advisers, Inc., the investment manager for the Funds.
FT Institutional — Franklin Templeton Institutional, LLC, the sub-advisor for the Total Return Fund.
FRI — Franklin Resources, Inc., One Franklin Parkway, San Mateo, CA 94403-1906.
FT Services — Franklin Templeton Services, LLC, the administrator for the Funds.  FT Services is an indirect, wholly owned subsidiary of FRI and is an affiliate to each Fund’s investment manager and principal underwriter.
Independent Trustees — The Trustees who are not “interested persons” of a Fund, as such term is defined in the 1940 Act.
IRS — U.S. Internal Revenue Service.
Meeting — The Special Meeting of Shareholders of the Real Return Fund concerning approval of the Plan.
Net Asset Value (NAV) — The net asset value of a mutual fund is determined by deducting a fund’s liabilities from the total assets of the portfolio.  The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.
Plan — The Plan of Reorganization adopted by the Trust on behalf of the Real Return Fund and the Total Return Fund.
Record Date — September 13, 2019 – The date selected for determining which shareholders of record of the Real Return Fund will be entitled to vote on the Transaction.

SAI — Statement of Additional Information, a document that supplements information found in a mutual fund’s prospectus.
SEC — U.S. Securities and Exchange Commission.
The Trust — Franklin Investors Securities Trust, the registered investment company of which both the Real Return Fund and the Total Return Fund are a series.
Transaction — The proposed transaction contemplated by the Plan.
U.S. — The United States of America.

EXHIBITS TO THE PROSPECTUS/PROXY STATEMENT
Exhibit
A.	Form of Plan of Reorganization
B.	Financial Highlights of the Real Return Fund and Total Return Fund
C.	Principal Holders of Securities

EXHIBIT A

PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the “Plan”) is made as of this 17th day of July, 2019 by Franklin Investors Securities Trust (“FIST”), a statutory trust created under the laws of the State of Delaware, with its principal place of business at One Franklin Parkway, San Mateo, CA 94403, on behalf of its series, Franklin Total Return Fund (the “Acquiring Fund”) and Franklin Real Return Fund (the “Target Fund,” and together with the Acquiring Fund, the “Funds,” and individually, a “Fund”).  Franklin Advisers, Inc. (“FAV”), a California corporation and investment manager to each Fund, joins this Plan solely for purposes of Section 7.
PLAN OF REORGANIZATION

The reorganization (hereinafter referred to as the “Reorganization”) will consist of (i) the acquisition by the Acquiring Fund of substantially all of the property, assets and goodwill of the Target Fund in exchange solely for full and fractional Class A, Class C, Class R6 and Advisor Class shares of beneficial interest, with no par value, of the Acquiring Fund (the “Acquiring Fund Shares”); (ii) the distribution of Acquiring Fund Shares to the holders of Class A, Class C, Class R6 and Advisor Class shares of beneficial interest, with no par value, of the Target Fund (the “Target Fund Shares”), respectively, according to their respective interests in the Target Fund in complete liquidation of the Target Fund; and (iii) the dissolution of the Target Fund as soon as is practicable after the closing (as described in Section 3, hereinafter called the “Closing”), all upon and subject to the terms and conditions of the Plan hereinafter set forth.
AGREEMENT

In order to consummate the Reorganization and in consideration of the premises and of the covenants and agreements hereinafter set forth, FIST, on behalf of each Fund, hereby covenants and agrees as follows:
1. Sale and Transfer of Assets, Liquidation and Dissolution of the Target Fund.
(a) Subject to the terms and conditions of the Plan, and in reliance on the representations and warranties herein contained, and in consideration of the delivery by the Acquiring Fund of the number of Acquiring Fund Shares hereinafter provided, FIST, on behalf of the Target Fund, agrees that, at the time of Closing, it will convey, transfer and deliver to the Acquiring Fund all of the Target Fund’s then existing assets, including any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries, free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders’ rights of redemption), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to: (i) pay the costs and expenses of carrying out the Reorganization in accordance with Section 7 of the Plan, (including, but not limited to, fees of counsel and accountants, and expenses of the Target Fund’s liquidation and dissolution contemplated hereunder), which costs and expenses shall be established on the Target Fund’s books as liability reserves; (ii) discharge its unpaid liabilities on its books at the Closing Date (as such term is defined in Section 3), including, but not limited to, its income dividends and capital gains distributions, if any, payable for the period prior to the Closing Date and through the final taxable year ending with the Target Fund’s complete liquidation; and (iii) pay such contingent liabilities, if any, as the officers of FIST, on behalf of the Target Fund, shall reasonably deem to exist against the Target Fund at the Closing Date, for which contingent and other appropriate liability reserves shall be established on the Target Fund’s books (such assets hereinafter “Net Assets”).  The Acquiring Fund shall not assume any liability of the Target Fund, whether accrued or contingent, known or unknown, and FIST, on behalf of the Target Fund shall use its reasonable best efforts to discharge all of the Target Fund’s known liabilities so far as may be possible, from the cash, bank deposits and cash equivalent securities described above.
(b) Subject to the terms and conditions of the Plan, and in reliance on the representations and warranties herein contained, and in consideration of such sale, conveyance, transfer, and delivery, FIST, on behalf of the Acquiring Fund, agrees at the Closing to deliver to the Target Fund the number of Acquiring Fund Shares, determined by dividing the net asset value per share of each Class A, Class C, Class R6 and Advisor Class shares of the Target Fund by the net asset value per share each of Class A, Class C, Class R6 and Advisor Class shares of the Acquiring Fund, respectively, and separately multiplying the result thereof by the number of outstanding Class A, Class C, Class R6 and Advisor Class shares, respectively, of the Target Fund as of 1:00 p.m., Pacific time, on the Closing Date.  The Acquiring Fund Shares delivered to the Target Fund at the Closing shall have an aggregate net asset value equal to the value of the Target Fund’s Net Assets, all determined as provided in Section 2 of the Plan and as of the date and time specified herein.
(c) Immediately following the Closing, FIST, on behalf of the Target Fund, shall distribute the Acquiring Fund Shares received by the Target Fund pursuant to this Section 1 pro rata to the Target Fund’s shareholders of record so that each shareholder receives full and fractional Acquiring Fund Shares of the corresponding class of the Acquiring Fund equal in value to the full and fractional shares of the Target Fund held by the shareholder as of 1:00 p.m., Pacific time, on the Closing Date.  Such distribution shall be accomplished by the establishment of accounts on the share records of the Acquiring Fund of the type and in the amounts due such shareholders based on their respective holdings in the Target Fund as of 1:00 p.m., Pacific time, on the Closing Date.  Fractional Acquiring Fund Shares shall be carried to the third decimal place.  As promptly as practicable after the Closing, each holder of any outstanding certificate or certificates representing Target Fund Shares shall be entitled to surrender the same to the transfer agent for the Acquiring Fund in exchange for the number of Acquiring Fund Shares of the same class into which the Target Fund Shares theretofore represented by the certificate or certificates so surrendered shall have been converted.  Until so surrendered, each outstanding certificate, if any, which, prior to the Closing, represented Target Fund Shares shall be deemed for all Acquiring Fund purposes to evidence ownership of the number of Acquiring Fund Shares into which the Target Fund Shares (which prior to the Closing were represented thereby) have been converted.  Certificates for the Acquiring Fund Shares shall not be issued.  After the distribution, the Target Fund shall be dissolved.

(d) At the Closing, each shareholder of record of the Target Fund as of the record date (the “Distribution Record Date”) with respect to any unpaid dividends and other distributions that were declared prior to the Closing, including any dividend or distribution declared pursuant to Section 6(d) hereof, shall have the right to receive such unpaid dividends and distributions with respect to the shares of the Target Fund that such person had on such Distribution Record Date.
(e) All books and records relating to the Target Fund, including all books and records required to be maintained under the Investment Company Act of 1940 (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the date of the Plan, and shall be turned over to the Acquiring Fund on or prior to the Closing.
2. Valuation.
(a) The net asset value per share of the Acquiring Fund Shares and the Target Fund Shares and the value of the Target Fund’s Net Assets to be acquired by the Acquiring Fund hereunder shall in each case be computed as of 1:00 p.m., Pacific time, on the Closing Date, unless on such date: (i) the New York Stock Exchange (“NYSE”) is not open for unrestricted trading; or (ii) the reporting of trading on the NYSE or other relevant market is disrupted; or (iii) any other extraordinary financial event or market condition occurs (each of the events described in (i), (ii) or (iii) are referred to as a “Market Disruption”).  The net asset value per share of the Acquiring Fund Shares and the Target Fund Shares and the value of the Target Fund’s Net Assets shall be computed in accordance with the valuation procedures set forth in the most recent prospectus of the Acquiring Fund and the Target Fund, as amended or supplemented.
(b) In the event of a Market Disruption on the proposed Closing Date so that an accurate appraisal of the net asset value per share of the Acquiring Fund Shares or Target Fund Shares or the value of the Target Fund’s Net Assets is impracticable, the Closing Date shall be postponed until the first business day when regular trading on the NYSE shall have been fully resumed and reporting shall have been restored and other trading markets are otherwise stabilized.
(c) All computations of value regarding the net asset value per share of the Acquiring Fund Shares and Target Fund Shares and the value of the Target Fund’s Net Assets shall be made by the administrator to the Funds.
3. Closing and Closing Date.
The Closing shall take place at the principal office of FIST at 1:00 p.m., Pacific time, on January 31, 2020, or such later date as the officers of FIST may determine (the “Closing Date”).  FIST, on behalf of the Target Fund, shall have provided for delivery as of the Closing those Net Assets to be transferred to the account of the Acquiring Fund’s custodian, The Bank of New York Mellon, Mutual Funds Division, 100 Church Street, New York, NY 10286.  FIST, on behalf of the Target Fund, shall deliver at the Closing a list of names and addresses of the holders of record of each class of the Target Fund and the number of full and fractional shares of beneficial interest owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, as of 1:00 p.m.,

Pacific time, on the Closing Date.  FIST, on behalf of the Acquiring Fund, shall provide evidence that such Acquiring Fund Shares have been registered in an account on the books of the Acquiring Fund in such manner as the officers of FIST, on behalf of the Target Fund, may reasonably request.

4. Representations and Warranties.
4.1. FIST, on behalf of each Fund, represents and warrants that:
(a) Each Fund is a series of FIST, which was organized as a Delaware statutory trust on October 18, 2006.  FIST is validly existing under the laws of the State of Delaware.  FIST is duly registered under the 1940 Act as an open-end management investment company and each Fund’s shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933 (the “1933 Act”), except for those shares sold pursuant to the private offering exemption for the purpose of raising initial capital or obtaining any required initial shareholder approvals.
(b) FIST is authorized to issue an unlimited number of shares of beneficial interest, without par value, of each Fund.  Each outstanding share of each Fund is fully paid, non-assessable, and has full voting rights, and each Acquiring Fund Share when issued pursuant to and in accordance with the Plan, will be fully paid, non-assessable, and will have full voting rights.  FIST currently issues shares of eight series, including the Funds.  The Real Return Fund currently is divided into four classes of shares: Class A, Class C, Class R6 and Advisor Class shares of beneficial interest.  The Total Return Fund currently is divided into five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class shares of beneficial interest.  An unlimited number of shares of beneficial interest has been allocated and designated to each class of each Fund.
(c) FIST, on behalf of each Fund, is not a party to or obligated under any provision of its Amended and Restated Agreement and Declaration of Trust or Amended and Restated By-laws or any contract or any other commitment or obligation and is not subject to any order or decree, that would be violated by its execution of or performance under the Plan, and no consent, approval, authorization or order of any court or governmental authority is required for the consummation by FIST, on behalf of either Fund, of the transactions contemplated by the Plan, except for the registration of Acquiring Fund Shares under the 1933 Act, the 1940 Act, or as may otherwise be required under the federal and state securities laws or the rules and regulations thereunder.  The Target Fund has no material contracts or other commitments (other than the Plan or agreements for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under the Plan) which will not be terminated by the Target Fund in accordance with their terms at or prior to the Closing Date, or which will result in a penalty or additional fee to be due from or payable by the Target Fund.
(d) The financial statements appearing in each Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2018, audited by PricewaterhouseCoopers LLP, and any interim unaudited financial statements, fairly present the financial position of such Fund and the results of such Fund’s operations for periods indicated, in conformity with Generally Accepted Accounting Principles applied on a consistent basis.

(e) The books and records of each Fund accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of such Fund.
(f) FIST has elected to treat each Fund as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  Each Fund is a “fund” as defined in Section 851(g)(2) of the Code.  Each Fund has qualified as a RIC for each taxable year since its inception that has ended prior to the Closing Date, and, with respect to the Target Fund, will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date, and, with respect to Acquiring Fund, intends to continue to qualify as a RIC after the Closing Date.  Neither Fund has had any earnings and profits accumulated in any taxable year to which the provisions of Subchapter M of the Code (or the corresponding provisions of prior law) did not apply.  Consummation of the transactions contemplated by the Plan will not cause either Fund to fail to be qualified as a RIC as of the Closing Date.
(g) Neither Fund has any unamortized or unpaid organizational fees or expenses.
(h) Neither Fund has any known liabilities, costs or expenses of a material amount, contingent or otherwise, other than those reflected in the financial statements referred to in Section 4.1(d) hereof and those incurred in the ordinary course of business as an investment company and of a nature and amount similar to, and consistent with, those shown in such financial statements since the dates of those financial statements.
(i) There is no inter-corporate indebtedness existing between the Target Fund and the Acquiring Fund that was issued, acquired, or will be settled at a discount.
(j) The registration statement on Form N-14 referred to in Section 5.1(a) hereof (the “Registration Statement”), including any prospectus or statement of additional information contained or incorporated therein by reference and any supplements or amendments thereto, insofar as it relates to the Funds, will, from the effective date of the Registration Statement through the date of the special meeting of the Target Fund’s shareholders (the “Special Meeting”) and on the Closing Date:  (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act, the rules and regulations thereunder, and all applicable state securities laws and the rules and regulations thereunder; and (ii) not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements were made, not misleading.
(k) Since October 31, 2018, there has not been any material adverse change in either Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business.
(l) On the Closing Date, all material Tax Returns (as defined below) of each Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof.  To FIST’s knowledge, no such Tax Return is currently under audit by any federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Tax Returns; there are no levies, liens or other encumbrances on either Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; and adequate provision has been made in each Fund’s financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements.  As used in this Plan, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, excise tax and withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax.  “Tax Return” means reports, returns, information returns, dividend reporting forms, elections, agreements, declarations, or other documents or reports of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed or furnished or required to be furnished  with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto).

(m) All information to be furnished by a Fund for use in preparing any registration statement (including the Registration Statement), proxy statement and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects.
(n) As of the Closing Date, the Target Fund will not have outstanding any options, warrants, pre-emptive rights or other rights to subscribe for or purchase its shares, except for the right of investors to acquire its shares at the applicable stated offering price in the normal course of its business as an open-end management investment company operating under the 1940 Act.
(o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by FIST, on behalf of either Fund, of the transactions contemplated by the Plan, except as may otherwise be required under federal or state securities laws or the rules and regulations thereunder.
(p) There is no material suit, judicial action, or legal or administrative proceeding pending or threatened against FIST, on behalf of either Fund.  FIST, on behalf of either Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Fund’s business or its ability to consummate the transactions herein contemplated.
(q) The execution, delivery, and performance of the Plan have been duly authorized by all necessary action of the Board of Trustees of FIST.
(r) Neither Fund is under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

4.2. FIST, on behalf of the Target Fund, represents and warrants that:
(a) The statement of assets and liabilities to be furnished by FIST, on behalf of the Target Fund, as of 1:00 p.m., Pacific time, on the Closing Date for the purpose of determining the number of the Acquiring Fund Shares to be issued pursuant to Section 1 of the Plan, will accurately reflect the Target Fund’s Net Assets and outstanding shares, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.
(b) At the Closing, the Target Fund will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in 4.2(a) above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.
(c) FIST, on behalf of the Target Fund, will declare and pay or cause to be paid a dividend or dividends prior to the Closing Date that, together with all previous dividends, shall have the effect of distributing to its shareholders (i) all of the Target Fund’s investment company taxable income for the taxable year ended prior to the Closing Date and substantially all of such investment company taxable income for the final taxable year ending with its complete liquidation (in each case determined without regard to any deductions for dividends paid); and (ii) all of the Target Fund’s net capital gain recognized in its taxable year ended prior to the Closing Date and substantially all of any such net capital gain recognized in such final taxable year (in each case after reduction for any capital loss carryover).
5. Covenants of FIST.
5.1. FIST, on behalf of the Acquiring Fund:
(a) Shall file the Registration Statement with the U.S. Securities and Exchange Commission (“SEC”) and use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable.
(b) Shall have mailed to each shareholder of record of the Target Fund entitled to vote at the Special Meeting at which action on the Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a combined Prospectus/Proxy Statement that complies in all material respects with the applicable provisions of the 1933 Act, Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations thereunder (the “Prospectus/Proxy Statement”).
5.2. FIST, on behalf of the Target Fund:
(a) As of the Closing, shall have called and held the Special Meeting to consider and vote upon the Plan, and FIST shall have taken all other actions reasonably necessary to obtain approval of the transactions contemplated herein.
(b) Shall provide at the Closing:

(1) A statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Fund.
(2) A copy (which may be in electronic form) of the Target Fund’s shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, the backup withholding and nonresident alien withholding certifications, notices or records on file with FIST, with respect to each shareholder, and such information as the Acquiring Fund may reasonably request concerning Target Fund shares or Target Fund shareholders in connection with Target Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related regulations issued by the United States Treasury (“Treasury Regulations”) following the Closing for all of the holders of record of the Target Fund’s shares as of the close of business on the day of valuation as described in Section 2, who are to become holders of the Acquiring Fund Shares as a result of the transfer of assets that is the subject of this Plan (the “Target Fund Shareholder Documentation”).
(3) A copy of any other Tax books and records of the Target Fund necessary for purposes of preparing any Tax Returns, schedules, forms, statements or related documents (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treas. Reg. § 1.6045A-1)) required by law to be filed by the Target Fund after the Closing.
(4) If requested by the Acquiring Fund, all FASB ASC 740-10-25 (formerly, FIN 48) work papers and supporting statements pertaining to the Target Fund.
(c) As promptly as practicable, but in any case within sixty days after the date of Closing, the Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code.
(d) Undertakes that it will not acquire Acquiring Fund Shares for the purpose of making distributions thereof to anyone other than Target Fund shareholders.
(e) Undertakes that, if the Plan is consummated, the Target Fund will liquidate and dissolve.
5.3. FIST, on behalf of each Fund:
(a) Covenants to operate the Fund’s business as presently conducted between the date hereof and the Closing, it being understood that such ordinary course of business will include the distribution of customary dividends and distributions and any other distribution necessary or desirable to minimize federal income or excise Taxes.
(b) Subject to the provisions of the Plan, shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by the Plan.

(c) Shall file, by the Closing Date, all of the federal and other Tax Returns required by law to be filed on or before such date and all federal and other Taxes shown as due on said Tax Returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such Taxes.
(d) Intends that the Reorganization will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code.  FIST, on behalf of each Fund, shall not take any action or cause any action to be taken (including, without limitation the filing of any Tax Return) that is inconsistent with such treatment or results in the failure of such Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1) of the Code.
6. Conditions Precedent to be Fulfilled by FIST, on behalf of the Funds.
The consummation of the Plan hereunder shall be subject to the following respective conditions:
(a) That all the representations and warranties contained herein shall be true and correct as of the Closing with the same effect as though made as of and at such date.
(b) That the SEC shall have declared effective the Registration Statement, or the Registration Statement shall have become effective pursuant to Rule 488 under the 1933 Act, and shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act.  And, further, no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of either Fund or would prohibit the transactions contemplated hereby.
(c) That the Plan and the Reorganization contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of the Target Fund at a duly called meeting or any adjournment thereof.
(d) FIST, on behalf of the Target Fund, shall have declared and paid or cause to have been paid a dividend or dividends prior to the Closing Date that, together with all previous dividends, shall have the effect of distributing to its shareholders (i) all of the Target Fund’s investment company taxable income for the taxable year ended prior to the Closing Date and substantially all of such investment company taxable income for the final taxable year ending with its complete liquidation (in each case determined without regard to any deductions for dividends paid); and (ii) all of the Target Fund’s net capital gain recognized in its taxable year ended prior to the Closing Date and substantially all of any such net capital gain recognized in such final taxable year (in each case after reduction for any capital loss carryover).
(e) That all required consents of other parties and all other consents, orders, and permits of federal, state and local authorities (including those of the SEC and of state Blue Sky securities authorities, including any necessary “no-action” positions or exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of material adverse effect on the assets and properties of the Target Fund or the Acquiring Fund.

(f) That there shall be delivered to FIST an opinion in form and substance satisfactory to it from Stradley Ronon Stevens & Young, LLP, counsel to FIST, to the effect that:
(1) Each Fund is a series of FIST and that FIST is a validly existing statutory trust in good standing under the laws of the State of Delaware;
(2) FIST is an open-end management investment company registered as such under the 1940 Act;
(3) The execution and delivery of the Plan and the consummation of the transactions contemplated hereby have been duly authorized by all necessary statutory trust action on the part of FIST, on behalf of each Fund;
(4) FIST, on behalf of each Fund, is authorized to issue an unlimited number of shares of beneficial interest, without par value; and
(5) Acquiring Fund Shares to be issued pursuant to the terms of the Plan have been duly authorized and, when issued and delivered as provided in the Plan and the Registration Statement, will have been validly issued and fully paid and will be non-assessable by FIST, on behalf of the Acquiring Fund.
In giving the opinion set forth above, counsel may state that it is relying on certificates of the officers of FIST with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of FIST.
(g) That there shall be delivered to FIST, on behalf of each Fund, an opinion in form and substance satisfactory to it, from the law firm of Stradley Ronon Stevens & Young, LLP, counsel to FIST, to the effect that, provided the transaction contemplated hereby is carried out in accordance with the Plan, and the laws of the State of Delaware, and based upon certificates of the officers of FIST, on behalf of each Fund, with regard to matters of fact:
(1) The acquisition by the Acquiring Fund of substantially all of the assets of the Target Fund as provided for herein in exchange solely for the Acquiring Fund Shares followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund Shares in complete liquidation of the Target Fund will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code;
(2) No gain or loss will be recognized by the Target Fund upon the transfer of substantially all of its assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares under Sections 361(a) and 357(a) of the Code;
(3) No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of substantially all of the assets of the Target Fund in exchange solely for the Acquiring Fund Shares under Section 1032(a) of the Code;

(4) No gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund Shares by the Target Fund to its shareholders in complete liquidation of the Target Fund under Section 361(c)(1) of the Code;
(5) The tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such  assets in the hands of the Target Fund immediately prior to the Reorganization under Section 362(b) of the Code;
(6) The holding periods of the assets of the Target Fund received by the Acquiring Fund will include the periods during which such assets were held by the Target Fund under Section 1223(2) of the Code;
(7) No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of their Target Fund Shares solely for the Acquiring Fund Shares (including fractional shares to which they may be entitled) under Section 354(a) of the Code;
(8) The aggregate tax basis of the Acquiring Fund Shares to be received by each Target Fund shareholder (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the Target Fund Shares exchanged therefor under Section 358(a)(1) of the Code;
(9) The holding period of the Acquiring Fund Shares to be received by each Target Fund shareholder (including fractional shares to which they may be entitled) will include the holding period of the Target Fund Shares surrendered in exchange therefor, provided that the shareholder held the Target Fund Shares as a capital asset on the effective date of the Reorganization under Section 1223(1) of the Code; and
(10) The Acquiring Fund will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the Treasury Regulations) the items of the Target Fund described in Section 381(c) of the Code, as if there had been no Reorganization, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code, if applicable,  and the Treasury Regulations thereunder.
The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Target Fund, the Acquiring Fund, or any Shareholder of the Target Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.
(h) That the Acquiring Fund’s Prospectus contained in the Registration Statement with respect to Acquiring Fund Shares to be delivered to Target Fund shareholders in accordance with the Plan shall be effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date or shall be in effect at the Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.
(i) That the Acquiring Fund Shares to be delivered hereunder shall be eligible for sale with each state commission or agency with which such eligibility is required in order to permit the Acquiring Fund Shares lawfully to be delivered to each holder of the Target Fund Shares.

(j) The Target Fund will provide the Acquiring Fund with (1) a statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Fund, (2) the Target Fund Shareholder Documentation, (3) if requested by FIST, on behalf of the Acquiring Fund, all workpapers and supporting statements related to ASC 740-10-25 (formerly, FIN 48) pertaining to the Target Fund, (4) the Tax books and records of the Target Fund for purposes of preparing any Tax Returns required by law to be filed for Tax periods ending after the Closing Date, and (5) a statement of earnings and profits as provided in Section 5.2(c).
7. Expenses.
The expenses of entering into and carrying out the provisions of the Plan shall be borne as follows: each Fund will pay 25% of the costs of the Reorganization.  FAV, the investment manager for the Target Fund and the Acquiring Fund, will pay 50% of the costs of the Reorganization.
8. Termination; Postponement; Waiver; Order.
(a) Anything contained in the Plan to the contrary notwithstanding, the Plan may be terminated and the Reorganization abandoned at any time prior (whether before or after approval thereof by the shareholders of the Target Fund) to the Closing, or the Closing may be postponed by FIST, on behalf of either Fund, if any condition of its obligations set forth in Section 6 has not been fulfilled or waived and it reasonably appears that such condition or obligation will not or cannot be met by the scheduled Closing.
(b) If the transactions contemplated by the Plan have not been consummated by December 31, 2020, the Plan shall automatically terminate on that date, unless a later date is set to by officers of FIST.
(c) In the event of termination of the Plan prior to its consummation, pursuant to the provisions hereof, the Plan shall become void and have no further effect, and neither FIST, nor the Funds, nor their trustees, officers, agents or shareholders shall have any liability in respect of the Plan, but all expenses incidental to the preparation and carrying out of the Plan shall be paid as provided in Section 7 hereof.
(d) At any time prior to the Closing, any of the terms or conditions of the Plan may be waived by FIST if, in the judgment of its officers, such action or waiver will not have a material adverse effect on the benefits intended under the Plan to the Funds’ shareholders.
(e) The representations and warranties contained in Section 4 hereof shall expire with and be terminated by the Plan on the Closing Date, and neither FIST nor any of its officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date.

(f) If any order of the SEC with respect to the Plan shall be issued prior to the Closing that imposes any term or condition that is determined by action of the Board of Trustees of FIST, on behalf of either Fund, to be acceptable, such term or condition shall be binding as if it were a part of the Plan without a vote or approval of the shareholders of the Target Fund; provided that, if such term or condition would result in a change in the method of computing the number of Acquiring Fund Shares to be issued to the Target Fund, and such term or condition had not been included in the Prospectus/Proxy Statement or other proxy solicitation material furnished to the shareholders of the Target Fund prior to the Special Meeting, the Plan shall not be consummated and shall terminate unless FIST, on behalf of the Target Fund, promptly calls a special meeting of the Target Fund’s shareholders at which such condition shall be submitted for approval.
9. Cooperation and Exchange of Information; Reporting Responsibility.
(a) Any reporting responsibility of FIST, on behalf of the Target Fund, is and shall remain the responsibility of the Target Fund, up to and including the Closing Date, and such later date on which the Target Fund is liquidated including, without limitation, responsibility for (i) preparing and filing Tax Returns relating to Tax periods ending on or prior to the date of Closing (whether due before or after the Closing); and (ii) preparing and filing other documents with the SEC, any state securities commission, and any federal, state or local Tax authorities or any other relevant regulatory authority, except as otherwise mutually agreed by the parties.
(b) After the Closing Date, FIST, on behalf of the Target Fund, shall or shall cause its agents to prepare any federal, state or local Tax Returns, including any Forms 1099, required to be filed by FIST with respect to the Target Fund’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall further cause such Tax Returns and Forms 1099 to be duly filed with the appropriate taxing authorities.
10. Liability of the Target Fund and the Acquiring Fund.
(a) FIST acknowledges and agrees that all obligations on behalf of a Fund under the Plan are binding only with respect to that Fund; any liability of FIST, on behalf of a Fund, under the Plan or in connection with the transactions contemplated herein shall be discharged only out of the assets of that Fund; and that neither FIST nor a Fund shall seek satisfaction of any such obligation or liability from the shareholders of a Fund, the trustees, officers, employees or agents of FIST, or any of them.
 11. Entire Agreement and Amendments.
The Plan embodies the entire agreement between the parties and there are no agreements, understandings, restrictions, or warranties relating to the transactions contemplated by the Plan other than those set forth herein or herein provided for.  The Plan may be amended only by mutual consent of the parties in writing.  Neither the Plan nor any interest herein may be assigned without the prior written consent of the other party.

12. Counterparts.
The Plan may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.
13. Governing Law.
The Plan shall be governed by and carried out in accordance with the laws of the State of Delaware.
14. Headings.
The paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

[Signature Page Follows]

IN WITNESS WHEREOF, FIST, on behalf of each Fund, has caused the Plan to be executed on its behalf by its duly authorized officers, all as of the date and year first-above written.

FRANKLIN INVESTORS SECURITIES TRUST, on behalf of FRANKLIN REAL RETURN FUND
By:	_ _____________________________________ Name: Steven J. Gray Title: Vice President and Co-Secretary

FRANKLIN INVESTORS SECURITIES TRUST, on behalf of FRANKLIN TOTAL RETURN FUND
By:	_____________________________________ Name: Steven J. Gray Title: Vice President and Co-Secretary

With respect to Section 7 of the Plan only: FRANKLIN ADVISERS, INC.
By:	_____________________________________ Name: Edward B. Jamieson Title: President

Exhibit B

Financial Highlights of the Real Return Fund and Total Return Fund
The Financial Highlights present each Fund’s financial performance for the six month period ended April 30, 2019 and the preceding five fiscal years.  Certain information reflects financial results for a single Fund share.  The total returns represent the rate that an investor would have earned or lost on an investment in a Fund assuming reinvestment of dividends and capital gains.  Except for the six month period ended April 30, 2019, this information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with each Fund’s financial statements, are included in each Fund’s Annual Report, which is available upon request.

Real Return Fund
Financial Highlights

	Six Months Ended April 30, 2019	Year Ended October 31,
	(unaudited)	2018	2017	2016	2015	2014
Class A
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$ 9.75	$10.14	$10.09	$ 9.92	$10.66	$10.82
Income from investment operations[a]:
Net investment income[b]	0.04	0.19	0.17	0.12	0.05	0.14
Net realized and unrealized gains (losses)	0.22	(0.25)	0.01	0.15	(0.72)	(0.06)
Total from investment operations	0.26	(0.06)	0.18	0.27	(0.67)	0.08
Less distributions from:
Net investment income	(0.07)	(0.33)	(0.13)	(0.09)	(0.07)	(0.24)
Tax return of capital	—	—	—	(0.01)	—	—
Total distributions	(0.07)	(0.33)	(0.13)	(0.10)	(0.07)	(0.24)
Net asset value, end of period	$ 9.94	$ 9.75	$10.14	$10.09	$ 9.92	$10.66
Total return[c]	2.71%	(0.69)%	1.77%	2.77%	(6.32)%	0.75%
Ratios to average net assets[d]
Expenses before waiver and payments by affiliates	1.15%	1.16%	1.17%	1.12%	1.10%	1.10%
Expenses net of waiver and payments by affiliates[e]	0.88%	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	0.82%	1.92%	1.69%	1.18%	0.43%	1.34%
Supplemental data
Net assets, end of period (000’s)	$129,494	$132,772	$146,866	$161,541	$185,743	$248,313
Portfolio turnover rate	20.90%	27.83%	32.44%	31.82%	26.57%	33.02%
aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the Fund’s Semi-Annual Report to Shareholders for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.

Real Return Fund
Financial Highlights
	Six Months Ended April 30, 2019	Year Ended October 31,
	(unaudited)	2018	2017	2016	2015	2014
Class C
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$ 9.64	$10.03	$10.00	$ 9.82	$10.59	$10.76
Income from investment operations[a]:
Net investment income[b]	0.02	0.15	0.13	0.08	—[c]	0.10
Net realized and unrealized gains (losses)	0.22	(0.25)	—[c]	0.16	(0.71)	(0.07)
Total from investment operations	0.24	(0.10)	0.13	0.24	(0.71)	0.03
Less distributions from:
Net investment income	(0.05)	(0.29)	(0.10)	(0.05)	(0.06)	(0.20)
Tax return of capital	—	—	—	(0.01)	—	—
Total distributions	(0.05)	(0.29)	(0.10)	(0.06)	(0.06)	(0.20)
Net asset value, end of period	$ 9.83	$ 9.64	$10.03	$10.00	$ 9.82	$10.59
Total return[d]	2.53%	(1.06)%	1.30%	2.44%	(6.70)%	0.22%
Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	1.55%	1.56%	1.57%	1.52%	1.50%	1.50%
Expenses net of waiver and payments by affiliates[f]	1.28%	1.30%	1.30%	1.30%	1.30%	1.30%
Net investment income	0.42%	1.52%	1.29%	0.78%	0.04%	0.94%
Supplemental data
Net assets, end of period (000’s)	$21,637	$24,685	$33,844	$39,568	$48,084	$68,188
Portfolio turnover rate	20.90%	27.83%	32.44%	31.82%	26.57%	33.02%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the Fund’s Semi-Annual Report to Shareholders for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

Real Return Fund
Financial Highlights

	Six Months Ended April 30, 2019	Year Ended October 31,
	(unaudited)	2018	2017	2016	2015	2014
Class R6
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$ 9.81	$10.19	$10.15	$ 9.98	$10.68	$10.85
Income from investment operations[a]:
Net investment income[b]	0.06	0.22	0.22	0.16	0.10	0.21
Net realized and unrealized gains (losses)	0.22	(0.24)	(0.01)	0.16	(0.72)	(0.10)
Total from investment operations	0.28	(0.02)	0.21	0.32	(0.62)	0.11
Less distributions from:
Net investment income	(0.09)	(0.36)	(0.17)	(0.14)	(0.08)	(0.28)
Tax return of capital	—	—	—	(0.01)	—	—
Total distributions	(0.09)	(0.36)	(0.17)	(0.15)	(0.08)	(0.28)
Net asset value, end of period	$10.00	$ 9.81	$10.19	$10.15	$ 9.98	$10.68
Total return[c]	2.90%	(0.21)%	2.09%	3.25%	(5.87)%	1.04%
Ratios to average net assets[d]
Expenses before waiver and payments by affiliates	0.79%	0.81%	0.72%	0.71%	0.71%	0.70%
Expenses net of waiver and payments by affiliates[e]	0.48%	0.49%	0.49%	0.50%	0.50%	0.52%
Net investment income	1.22%	2.33%	2.11%	1.58%	0.83%	1.72%
Supplemental data
Net assets, end of period (000’s)	$14,071	$14,475	$5,727	$5,326	$1,730	$2,034
Portfolio turnover rate	20.90%	27.83%	32.44%	31.82%	26.57%	33.02%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the Fund’s Semi-Annual Report to Shareholders for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.

Real Return Fund
Financial Highlights

	Six Months Ended April 30, 2019	Year Ended October 31,
	(unaudited)	2018	2017	2016	2015	2014
Advisor Class
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$ 9.79	$10.18	$10.13	$ 9.96	$10.68	$10.85
Income from investment operations[a]:
Net investment income[b]	0.05	0.23	0.20	0.14	0.05	0.18
Net realized and unrealized gains (losses)	0.22	(0.27)	—[c]	0.16	(0.70)	(0.08)
Total from investment operations	0.27	(0.04)	0.20	0.30	(0.65)	0.10
Less distributions from:
Net investment income	(0.08)	(0.35)	(0.15)	(0.12)	(0.07)	(0.27)
Tax return of capital	—	—	—	(0.01)	—	—
Total distributions	(0.08)	(0.35)	(0.15)	(0.13)	(0.07)	(0.27)
Net asset value, end of period	$ 9.98	$ 9.79	$10.18	$10.13	$ 9.96	$10.68
Total return[d]	2.83%	(0.47)%	2.03%	3.04%	(6.08)%	0.91%
Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.90%	0.91%	0.92%	0.87%	0.85%	0.85%
Expenses net of waiver and payments by affiliates[f]	0.63%	0.65%	0.65%	0.65%	0.65%	0.65%
Net investment income	1.07%	2.17%	1.94%	1.43%	0.68%	1.59%
Supplemental data
Net assets, end of period (000’s)	$19,079	$19,703	$40,077	$35,215	$37,758	$65,958
Portfolio turnover rate	20.90%	27.83%	32.44%	31.82%	26.57%	33.02%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the Fund’s Semi-Annual Report to Shareholders for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

Total Return Fund
Consolidated Financial Highlights

	Six Months Ended April 30, 2019	Year Ended October 31,
	(unaudited)	2018	2017	2016	2015	2014
Class A
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$ 9.31	$ 9.84	$ 9.93	$ 9.87	$10.18	$10.05
Income from investment operations[a]:
Net investment income	0.151	0.269	0.251[b]	0.231	0.217	0.257
Net realized and unrealized gains (losses)	0.353	(0.518)	(0.110)	0.107	(0.220)	0.214
Total from investment operations	0.504	(0.249)	0.141	0.338	(0.003)	0.471
Less distributions from:
Net investment income and net foreign currency gains	(0.154)	(0.275)	(0.231)	(0.278)	(0.307)	(0.341)
Tax return of capital	—	(0.006)	—	—	—	—
Total distributions	(0.154)	(0.281)	(0.231)	(0.278)	(0.307)	(0.341)
Net asset value, end of period	$ 9.66	$ 9.31	$ 9.84	$ 9.93	$ 9.87	$10.18
Total return[c]	5.45%	(2.57)%	1.47%	3.53%	(0.05)%	4.80%
Ratios to average net assets[d]
Expenses before waiver and payments by affiliates	0.89%	0.91%	0.91%	0.90%	0.91%	0.93%
Expenses net of waiver and payments by affiliates[e]	0.86%	0.88%	0.87%	0.85%	0.87%	0.88%
Net investment income	3.22%	2.91%	2.58%	2.32%	2.08%	2.46%
Supplemental data
Net assets, end of period (000’s)	$2,843,018	$2,763,774	$3,153,751	$3,623,035	$3,527,479	$3,213,446
Portfolio turnover rate	86.97%[f]	151.77%	101.07%	287.38%	294.80%	273.96%
Portfolio turnover rate excluding mortgage dollar rolls	43.98%[f]	84.86%	78.46%	146.15%	95.06%	85.03%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations in the Fund’s Semi-Annual Report to Shareholders for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.
fExcludes the value of portfolio activity as a result of in-kind transactions.

Total Return Fund
Consolidated Financial Highlights

	Six Months Ended April 30, 2019	Year Ended October 31,
	(unaudited)	2018	2017	2016	2015	2014
Class C
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$ 9.25	$ 9.77	$ 9.87	$ 9.84	$10.16	$10.03
Income from investment operations[a]:
Net investment income	0.118	0.183	0.212[b]	0.189	0.172	0.201
Net realized and unrealized gains (losses)	0.356	(0.457)	(0.109)	0.100	(0.214)	0.232
Total from investment operations	0.474	(0.274)	0.103	0.289	(0.042)	0.433
Less distributions from:
Net investment income and net foreign currency gains	(0.134)	(0.241)	(0.203)	(0.259)	(0.278)	(0.303)
Tax return of capital	—	(0.005)	—	—	—	—
Total distributions	(0.134)	(0.246)	(0.203)	(0.259)	(0.278)	(0.303)
Net asset value, end of period	$ 9.59	$ 9.25	$ 9.77	$ 9.87	$ 9.84	$10.16
Total return[c]	5.16%	(2.84)%	0.98%	3.13%	(0.43)%	4.42%
Ratios to average net assets[d]
Expenses before waiver and payments by affiliates	1.29%	1.31%	1.31%	1.30%	1.31%	1.33%
Expenses net of waiver and payments by affiliates[e]	1.26%	1.28%	1.27%	1.25%	1.27%	1.28%
Net investment income	2.82%	2.51%	2.18%	1.92%	1.68%	2.06%
Supplemental data
Net assets, end of period (000’s)	$234,718	$243,068	$354,269	$449,274	$444,253	$432,767
Portfolio turnover rate	86.97%[f]	151.77%	101.07%	287.38%	294.80%	273.96%
Portfolio turnover rate excluding mortgage dollar rolls	43.98%[f]	84.86%	78.46%	146.15%	95.06%	85.03%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations in the Fund’s Semi-Annual Report to Shareholders for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.
fExcludes the value of portfolio activity as a result of in-kind transactions.

Total Return Fund
Consolidated Financial Highlights

	Six Months Ended April 30, 2019	Year Ended October 31,
	(unaudited)	2018	2017	2016	2015	2014
Class R6
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$ 9.38	$ 9.90	$ 9.98	$ 9.91	$10.20	$10.07
Income from investment operations[a]:
Net investment income	0.170	0.308	0.296[b]	0.195	0.255[b]	0.317[b]
Net realized and unrealized gains (losses)	0.352	(0.512)	(0.117)	0.173	(0.209)	0.191
Total from investment operations	0.522	(0.204)	0.179	0.368	0.046	0.508
Less distributions from:
Net investment income and net foreign currency gains	(0.172)	(0.309)	(0.259)	(0.298)	(0.336)	(0.378)
Tax return of capital	—	(0.007)	—	—	—	—
Total distributions	(0.172)	(0.316)	(0.259)	(0.298)	(0.336)	(0.378)
Net asset value, end of period	$ 9.73	$ 9.38	$ 9.90	$ 9.98	$ 9.91	$10.20
Total return[c]	5.61%	(2.10)%	1.75%	3.94%	0.44%	5.18%
Ratios to average net assets[d]
Expenses before waiver and payments by affiliates	0.53%	0.54%	0.50%	0.51%	0.50%	0.50%
Expenses net of waiver and payments by affiliates[e]	0.49%	0.49%	0.48%	0.46%	0.46%	0.48%
Net investment income	3.59%	3.30%	2.97%	2.71%	2.49%	2.86%
Supplemental data
Net assets, end of period (000’s)	$443,895	$430,637	$398,732	$93,892	$68,848	$26,123
Portfolio turnover rate	86.97%[f]	151.77%	101.07%	287.38%	294.80%	273.96%
Portfolio turnover rate excluding mortgage dollar rolls	43.98%[f]	84.86%	78.46%	146.15%	95.06%	85.03%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations in the Fund’s Semi-Annual Report to Shareholders for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.
fExcludes the value of portfolio activity as a result of in-kind transactions.

Total Return Fund
Consolidated Financial Highlights

	Six Months Ended April 30, 2019	Year Ended October 31,
	(unaudited)	2018	2017	2016	2015	2014
Advisor Class
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$ 9.37	$ 9.89	$ 9.98	$ 9.91	$10.20	$10.07
Income from investment operations[a]:
Net investment income	0.151	0.291	0.275 [b]	0.218	0.127	0.288
Net realized and unrealized gains (losses)	0.365	(0.507)	(0.116)	0.142	(0.092)	(0.206)
Total from investment operations	0.516	(0.216)	0.159	0.360	0.035	0.494
Less distributions from:
Net investment income and net foreign currency gains	(0.166)	(0.297)	(0.249)	(0.290)	(0.325)	(0.364)
Tax return of capital	—	(0.007)	—	—	—	—
Total distributions	(0.166)	(0.304)	(0.249)	(0.290)	(0.325)	(0.364)
Net asset value, end of period	$ 9.72	$ 9.37	$ 9.89	$ 9.98	$ 9.91	$10.20
Total return[c]	5.55%	(2.22)%	1.65%	3.75%	0.33%	5.03%
Ratios to average net assets[d]
Expenses before waiver and payments by affiliates	0.64%	0.66%	0.66%	0.65%	0.66%	0.68%
Expenses net of waiver and payments by affiliates[e]	0.61%	0.63%	0.62%	0.60%	0.62%	0.63%
Net investment income	3.47%	3.16%	2.83%	2.57%	2.33%	2.71%
Supplemental data
Net assets, end of period (000’s)	$790,864	$620,803	$595,239	$740,046	$526,749	$1,281,151
Portfolio turnover rate	86.97%[f]	151.77%	101.07%	287.38%	294.80%	273.96%
Portfolio turnover rate excluding mortgage dollar rolls	43.98%[f]	84.86%	78.46%	146.15%	95.06%	85.03%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations in the Fund’s Semi-Annual Report to Shareholders for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.
fExcludes the value of portfolio activity as a result of in-kind transactions.

EXHIBIT C

PRINCIPAL HOLDERS OF SECURITIES

Fund Name/Class	Name and Address	Share Amount	Percentage of Class (%)
Real Return Fund
Class A Shares	EDWARD JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	3,837,707.392	32.680
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	1,479,930.896	12.602
	NATIONAL FINANCIAL SERVICES LLC FBO EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPARTMENT 4TH FLR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,040,605.499	8.861
Class C Shares	EDWARD JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	190,185.224	9.834
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	289,378.985	14.963
	NATIONAL FINANCIAL SERVICES LLC FBO EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPARTMENT 4TH FLR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	166,099.628	8.588
	LPL FINANCIAL FBO CUSTOMER ACCOUNTS OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	103,947.510	5.374
	WFCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	150,176.042	7.765
	J.P. MORGAN SECURITIES LLC FOR THE EXCL BENE OF OUR CUST 4 CHASE METROTECH CENTER BROOKLYN NY 11245-0001	115,737.952	5.984
Class R6 Shares	EDWARD JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	460,134.419	36.442
	NATIONAL FINANCIAL SERVICE LLC	459,437.737	36.387

Fund Name/Class	Name and Address	Share Amount	Percentage of Class (%)
	FBO EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPARTMENT 4TH FLR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	MERRILL LYNCH PIERCE FENNER & SMITH FOR SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	318,414.339	25.218
Advisor Class Shares	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BEN OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	75,060.327	7.200
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	158,808.312	15.234
	NATIONAL FINANCIAL SERVICES LLC FBO EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPARTMENT 4TH FLR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	285,818.966	27.418
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	55,575.972	5.331
	WFCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	95,095.779	9.122
	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EXCL BEN CUSTOMERS UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	104,875.473	10.060

Total Return Fund
Class A Shares	EDWARD JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	233,525,234.434	75.831
Class C Shares	EDWARD JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	7,048,900.323	28.645

	MERRILL LYNCH PIERCE FENNER & SMITH OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 E DEER LAKE DR E JACKSONVILLE FL 32246-6486	1,279,758.064	5.200
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	1,832,679.488	7.447
	RENAISSANCE CHARITABLE FOUNDATION INC FBO FT CHARITABLE GIVING FUND GREGORY W BAKER & DOUGLAS W COX AND STEVEN R KO TRSTE 8910 PURDUE RD STE 555 INDIANAPOLIS IN 46268-3161	3,999,232.105	16.252
Class R Shares	HARTFORD LIFE INSURANCE CO SEPARATE ACCOUNT ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	901,077.832	40.714
	DCGT AS TTEE AND OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50303	136,547.141	6.169
	MASSACHUSETTS MUTUAL LIFE INS CO MIP M200-INVST 1295 STATE ST SPRINGFIELD MA 01111-0001	212,063.085	9.581
Class R6 Shares	EDWARD JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	41,116,473.575	86.705
	MERRILL LYNCH PIERCE FENNER & SMITH FOR SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	3,392,958.426	7.154
Advisor Class Shares	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	4,753,054.217	5.561
	NATIONAL FINANCIAL SERVICES LLC FBO EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPARTMENT 4TH FLR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	9,252,955.428	10.826
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	5,234,114.638	6.124

AGE 13-16 YEARS FT 529 COLLEGE SAVINGS PLAN C/O FUND ACCOUNTING 300 SE 2ND ST FL 8 FORT LAUDERDALE FL 33301-1965	6,160,604.393	7.208
AGE 17-20 YEARS FT 529 COLLEGE SAVINGS PLAN C/O FUND ACCOUNTING 300 SE 2ND ST FL 8 FORT LAUDERDALE FL 33301-1965	6,691,854.193	7.830
FRANKLIN GROWTH ALLOCATION AGE 15 - 16 YEARS 529 PORTFOLIO ATTN FUND ACCOUNTING 300 SE 2ND ST FL 8 FORT LAUDERDALE FL 33301-1965	7,936,826.132	9.286

FRANKLIN TEMPLETON

PROXY CARD

FRANKLIN REAL RETURN FUND

SIGN, DATE AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. **PLEASE TAKE THE TIME TO READ THE PROSPECTUS/PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!**

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at proxyonline.com/ft using your proxy *voting number* found below

3. **PHONE** dial toll-free (888) 227-9349 to reach an automated touchtone voting line

4. **LIVE** with a live operator when you call toll-free (800) 431-9645 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 12345678910

The undersigned hereby revokes all previous proxies for his/her shares of the Franklin Real Return Fund (the "Real Return Fund") and appoints Craig S. Tyle, Alison Baur, Steven J. Gray, Lori A. Weber and Navid J. Tofigh, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Real Return Fund that the undersigned is entitled to vote at the Real Return Fund's Special Meeting of Shareholders ("Meeting") to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 1:00 p.m., Pacific time on November 22, 2019, including any postponements or adjournments thereof, upon the matter set forth on the reverse side and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

This proxy is solicited on behalf of the Board of Trustees of the Franklin Investors Securities Trust, on behalf of the Real Return Fund. The Board unanimously recommends that you vote "FOR" the proposal. The proxy will be voted as specified by the undersigned. **If no specification is made, this proxy shall be voted FOR the proposal to approve a plan of reorganization involving the reorganization of the Real Return Fund with and into the Franklin Total Return Fund, also a series of the Franklin Investors Securities Trust.** If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

Please refer to the Prospectus/Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON November 22, 2019. The Prospectus/Proxy Statement is also available at https://www.proxyonline.com/docs/RealReturnFund.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

FRANKLIN REAL RETURN FUND

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE FOLLOWING:

A. PROPOSAL

	FOR	AGAINST	ABSTAIN
1. To approve a plan of reorganization on behalf of the Franklin Real Return Fund, a series of Franklin Investors Securities Trust, and Franklin Total Return Fund, a series of Franklin Investors Securities Trust.	O	O	O

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE TRUST. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PART B

STATEMENT OF ADDITIONAL INFORMATION
FOR
FRANKLIN TOTAL RETURN FUND,
a series of
FRANKLIN INVESTORS SECURITIES TRUST

Dated September 16, 2019

Acquisition of Substantially All of the Assets of:

FRANKLIN REAL RETURN FUND
(a series of Franklin Investors Securities Trust)

By and in exchange for shares of

FRANKLIN TOTAL RETURN FUND
(a series of Franklin Investors Securities Trust)

This Statement of Additional Information (“SAI”) relates specifically to the proposed acquisition of substantially all of the assets of Franklin Real Return Fund (the “Real Return Fund”) by and in exchange for Class A, Class C, Class R6, and Advisor Class shares of Franklin Total Return Fund (the “Total Return Fund,” and together with the Real Return Fund, the “Funds”).

This SAI consists of this Cover Page and the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission, is attached hereto and, except as noted below, is incorporated by reference herein (is legally considered to be part of this SAI):

1.	Statement of Additional Information of the Total Return Fund dated March 1, 2019 as supplemented to date (previously filed on EDGAR, Accession No. 0001379491-19-000753).
2.
Annual Report of the Total Return Fund for the fiscal year ended October 31, 2018 (previously filed on EDGAR, Accession No. 0001193125-19-002200).  Only the audited financial statements and related report of the independent registered public accounting firm included in the Annual Report are incorporated herein by reference, and no other parts of the Annual Report are incorporated herein by reference.

3.
Semi-Annual Report of the Total Return Fund for the semi-annual period ended April 30, 2019 (previously filed on EDGAR Accession No. 0001193125-19-189727).  Only the financial statements included in the Semi-Annual Report are incorporated herein by reference, and no other parts of the Semi-Annual Report are incorporated herein by reference.

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4.	Statement of Additional Information of the Real Return Fund dated March 1, 2019 (previously filed on EDGAR, Accession No. 0001379491-19-000753).
5.
Annual Report of the Real Return Fund for the fiscal year ended October 31, 2018 (previously filed on EDGAR, Accession No. (0001193125-19-002200)).  Only the audited financial statements and related report of the independent registered public accounting firm included in the Annual Report are incorporated herein by reference, and no other parts of the Annual Report are incorporated herein by reference.

6.
Semi-Annual Report of the Real Return Fund for the semi-annual period ended April 30, 2019 (previously filed on EDGAR, Accession No. (0001193125-19-189727)).  Only the financial statements included in the Semi-Annual Report are incorporated herein by reference, and no other parts of the Semi-Annual Report are incorporated herein by reference.

This SAI, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated September 16, 2019 relating to the above-referenced transaction and the Special Meeting of Shareholders of the Real Return Fund that will be held on November 22, 2019.  You can request a copy of the Prospectus/Proxy Statement by calling (800) DIAL BEN®/(800) 342-5236) or by writing to Franklin Templeton at P.O. Box 997151, Sacramento, CA 95899-7151.

Pro Forma Financial Information
Pro forma financial information has not been prepared for the reorganization of the Real Return Fund into the Total Return Fund because the net asset value of the Real Return Fund $170,544,687 does not exceed ten percent of the net asset value of the Total Return Fund $4,491,002,291 as measured on July 18, 2019.

Accounting Survivor

The Total Return Fund will be the accounting and performance survivor following the reorganization.

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